DEED OF LEASE


                                     between


                                BECO-TERMINAL LLC

                                  ("Landlord")


                                       and


                               INFOCROSSING, INC.

                                   ("Tenant")

                                TABLE OF CONTENTS

                                                                        Page

ARTICLE 1  PREMISES.......................................................1
ARTICLE 2  TERM...........................................................1
ARTICLE 3  RENEWAL OPTIONS................................................2
ARTICLE 4  ACCEPTANCE OF THE PREMISES BY TENANT...........................3
ARTICLE 5  RENTAL.........................................................4
ARTICLE 6  IMPOSITIONS....................................................5
ARTICLE 7   UTILITIES.....................................................6
ARTICLE 8  USE............................................................7
ARTICLE 9  LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC AUTHORITIES.......7
ARTICLE 10  ALTERATIONS...................................................9
ARTICLE 11  LIENS........................................................11
ARTICLE 12  REPAIRS......................................................11
ARTICLE 13  INSURANCE....................................................12
ARTICLE 14  DAMAGE BY FIRE OR OTHER CASUALTY.............................14
ARTICLE 15  CONDEMNATION.................................................15
ARTICLE 16  ASSIGNMENT AND SUBLETTING....................................16
ARTICLE 17  INDEMNIFICATION..............................................22
ARTICLE 18  SURRENDER OF THE PREMISES....................................22
ARTICLE 19  ESTOPPEL CERTIFICATES........................................23
ARTICLE 20  SUBORDINATION................................................24
ARTICLE 21  DEFAULT AND REMEDIES.........................................26
ARTICLE 22  WAIVER BY TENANT.............................................29
ARTICLE 23  SECURITY DEPOSIT.............................................29
ARTICLE 24  ATTORNEYS' FEES AND LEGAL EXPENSES...........................31
ARTICLE 25  NOTICES......................................................31
ARTICLE 26  HAZARDOUS SUBSTANCES.........................................32
ARTICLE 27  SIGNS........................................................33
ARTICLE 28  WAIVER OF LIEN ON PERSONAL PROPERTY..........................33
ARTICLE 29  WAIVER OF JURY TRIAL; COUNTERCLAIMS..........................34
ARTICLE 30  MISCELLANEOUS................................................34
ARTICLE 31  OMITTED......................................................40
ARTICLE 32  BACKUP ELECTRICAL GENERATORS.................................40
ARTICLE 33  NET LEASE....................................................40

Exhibits:

Exhibit A         Description of the Land
Exhibit B         Rules and Regulations
Exhibit C         Form of Commencement Date Certificate
Exhibit D         Description of Landlord's Work
Exhibit D-1       Site Plan
Exhibit E         ALTA Endorsement
Exhibit F         Letter of Credit

                             BASIC LEASE INFORMATION


Date of Lease:          July __, 2000.

Landlord:               BECO-TERMINAL LLC, a Virginia limited liability company.

Tenant:                 INFOCROSSING, INC., a Delaware corporation.

Premises:               The one-story building (the "Building") to be located at
                        45580 Terminal Drive, Sterling, Loudoun County, Virginia together with the land on which the Building shall be constructed, which land is more particularly described on Exhibit A attached hereto (the "Land"). The Premises are shown on the site plan attached hereto as Exhibit
                        D-1.

Commencement Date:      The "Commencement Date" specified in Section 2.01 of the
                        Lease.

Expiration Date:        The last day of the month in which occurs the 15 year
                        anniversary of the Commencement Date, subject to the terms of Article 3 of the Lease.

Annual Base Rent:       Subject to adjustment pursuant to Article 3 of the
                        Lease, the Annual Base Rent payable by Tenant shall be as follows:

                        A. For the period commencing (the "Rent Commencement Date") on the 10th day immediately following the Commencement Date through the last day of the First (1st) Lease Year, $29.50 per rentable square foot of the Building.

                        B. For each Lease Year during the Term (and any Renewal Term) after the first (1st) Lease Year, the Annual Base Rent per rentable square foot of the Building shall increase by three percent (3%) of the Annual Base Rent per rentable square foot in effect for the immediately preceding Lease Year as same may have been previously increased.

Lease Year:             The 12-month period beginning on the Commencement Date,
                        and each anniversary thereof; provided, however, that if the Commencement Date occurs on a day other than the first day of a calendar month, then the first Lease Year shall commence on the Commencement Date and end 12 months after the first day of the first full month following the Commencement Date.

Rentable Area of the Building: 54,400 rentable square feet, which rentable square footage shall be certified to Tenant by Landlord's licensed architect and adjusted, if necessary, in accordance with BOMA standards.

Renewal Options:        Two (2) additional periods of Five (5) years each.

Security Deposit:       $1,460,000.00 subject to the terms of Sections 23.02 and
                        23.03 below.

Landlord's Address for Notices:     BECO-Terminal LLC
                                            c/o BECO Management, Inc.
                                            11140 Rockville Pike, Suite 300
                                            Rockville, Maryland 20852
                                            Attn: President
                                            (o)      301-816-1500
                                            (fax)    301-816-1501

                                            With a copy to:

                               BECO-Terminal I LLC
                                            c/o BECO Management, Inc.
                                            11140 Rockville Pike, Suite 300
                                            Rockville, Maryland 20852
                                            Attn: General Counsel
                                            (o)      301-816-1500
                                            (fax)    301-816-1501

Tenant's Address for Notices:       INFOCROSSING, INC.
                                            2 Christie Heights Street
                                            Leonia, NJ 07605
                                            Attn:  Zach Lonstein, Chairman
                                            (o)      201-840-4710

                                            with a copy to Tenant at the above
                                            address
                                            Attention: General Counsel

Broker:                 None

Permitted Use:          General office or warehouse purposes which may include
                        the installation, operation, repair, maintenance and replacement of communications and switch equipment and facilities including (a) colocation of equipment owned by Colocates (as defined in Section 16.07) and (b) rights of Colocates to use the Premises in connection with Tenant's internet data center and communications business, subject to compliance with the terms of this Lease. Tenant shall have access to the Premises at all times 24 hours a day, 7 days a week, 365 days a year, subject to the terms of this Lease. Landlord represents that its fee title insurance policy for the Land contains the ALTA 3 endorsement that is attached hereto as Exhibit E. Following completion of the exterior of the Building and the parking facilities (which need not be striped for these purposes) to be constructed on the Land, and all other zoning requirements and requirements of the title insurance company's underwriters have been satisfied, Landlord will obtain a zoning endorsement 3.1 from its title insurance company.

The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease. Each reference in the Lease to any information and definitions contained in the Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth.

VIRGINIA LEASE                                       1
                                  DEED OF LEASE


         THIS DEED OF LEASE (this "Lease"), dated as of the date specified in the Basic Lease Information, is made by and between Landlord and Tenant. This Lease is made upon the following terms, covenants, conditions, provisions and agreements, all of which Tenant or Landlord, as the case may be, covenants and agrees to keep, observe and perform.


                                    ARTICLE 1

                                    PREMISES

         Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Term (as defined in Article 2).


                                    ARTICLE 2

                                      TERM

         Section 2.01. The term of this lease (the "Term") shall begin on the date Landlord has tendered possession of the Premises to Tenant with the Landlord's Work (as defined in Section 4) substantially completed (the "Commencement Date"), and unless sooner terminated, shall end at 11:59 p.m. on the Expiration Date. Tenant shall have access to the Premises to perform Tenant's initial construction from and after Landlord's closing in of the Building and completion of those items of Landlord's Work which will not be materially adversely affected by the performance by Tenant of its initial construction, upon prior notice to Landlord, subject to compliance with all of the terms of this Lease as if the Commencement Date had occurred (except with respect to the payment of Annual Base Rental, Impositions, and utilities, except to the extent Tenant has caused same to be provided or utilized or Tenant has requested same). In the event a "Tenant Delay" (as hereinafter defined) delays substantial completion of Landlord's Work, then substantial completion of Landlord's Work shall be deemed accelerated by one day for each day of such Tenant Delay. Tenant Delay shall mean any delay which results from any act or omission of Tenant, its agents, employees or contractors, including delays due to changes in or additions to, or interference with any work to be done by Landlord, or delays by Tenant in submission of information approving working drawings or estimates or giving authorizations or approvals, as reasonably determined in good faith by Landlord's licensed architect.

         Section 2.02. Provided Tenant performs all of Tenant's obligations under this Lease, including the payment of Rental (as defined in Article 5), Tenant shall, during the Term, enjoy the Premises without disturbance from Landlord or any other persons claiming or acting by, through, or under Landlord; subject, however, to the terms of this Lease. This covenant and all other covenants of Landlord now or hereafter in this Lease shall be binding upon Landlord and its successors only with respect to breaches based on Landlord's acts or omissions occurring during its and their respective ownership of Landlord's interest hereunder.

         Section 2.03. Landlord shall notify Tenant of the Commencement Date, as such date is determined in accordance with the terms set forth in Section 2.01, and within fifteen (15) days after delivery of such notice Landlord and Tenant shall execute a written instrument substantially in the form of Exhibit C, attached hereto, confirming such date as the Commencement Date. Any failure of the parties to execute such written instrument shall not affect the validity of the Commencement Date as determined as aforesaid.

         Section 2.04. In the event the Commencement Date has not occurred on or before February 1, 2001 (the "Outside Date") as such date may be extended on a day for day basis to and including June 1, 2001 (the "Final Outside Date"), for circumstances outside Landlord's reasonable control, including any Tenant Delays, Tenant may cancel this Lease upon notice to Landlord provided and on condition that (i) a material Event of Default is not then existing, (ii) Tenant notified Landlord of such cancellation within 30 days after the Final Outside Date, as such date may be extended by a Tenant Delay only, as aforesaid (time being of the essence with respect to such notice). For greater clarity the Final Outside Date may be extended on a day for day basis as a result of Tenant Delays only. In the event Tenant terminates this Lease pursuant to this Section 2.04, Landlord shall return to Tenant the first month's rent check and Security Deposit (or portion thereof which has not been applied by Landlord pursuant to the terms of this Lease) delivered to Landlord prior thereto, within thirty (30) days after the effective date of termination, and the Tenant has vacated the Premises and removed its property therefrom.


                                    ARTICLE 3

                                 RENEWAL OPTIONS

         Section 3.01. Tenant shall have and is hereby granted two (2) successive options to renew or extend the Term (the "Renewal Term") for additional periods of five (5) years each (the "Renewal Periods"). The First Renewal Term shall commence on the day immediately following the Expiration Date and shall expire on the 5th anniversary of the Expiration Date, and if applicable the second and final Renewal Term shall commence on the day following the 5th anniversary of the Expiration Date and end on the 10th anniversary of the Expiration Date. Each renewal option shall be exercisable by Tenant by giving written notice of the exercise of such renewal option to Landlord at least twelve (12) months prior to the expiration of (i) the initial Term, in the case of the first such renewal option, and (ii) the first Renewal Period, in the case of the second such renewal option (time being of the essence with respect to the delivery of said notice). Except as otherwise expressly provided herein, each Renewal Period shall be upon the same terms, covenants and conditions as set forth herein with respect to the Term, including, without limitation, the payment of Annual Base Rent and Additional Rent hereunder. All references in this Lease to the Term shall be construed to mean the initial Term and the Renewal Period or Periods, unless the context clearly indicates that another meaning is intended. For purposes of this Lease, no distinction is made between the terms "extend" and "renew," or any variations thereof.

         Section 3.02. The Annual Base Rent payable for the Premises during the Renewal Periods shall be as stated in the Basic Lease Information.

         Section 3.03. Neither of the Renewal Options referred to in Section
3.01 above may be exercised by Tenant if, at the time specified in Section 3.01 for exercising such option, (i) this Lease shall not be in full force or effect
(ii) a monetary or material non-monetary Event of Default (as defined in Section 21.01) shall have occurred and shall be continuing or (iii) this Lease has been assigned or more than 50% of the Premises has been sublet, except for an assignment or subletting to a "Related Entity" (as hereinafter defined) or as otherwise provided in Section 16.07. If Tenant shall fail to exercise either Renewal Option during the time or in the manner provided in Section 3.01 for the exercise thereof, or if at the time specified for the exercise of such Renewal Option Tenant shall not be entitled to exercise such option because of the provisions of this Section, then, and in either such event, such Renewal Option, and any additional Renewal Option, shall be absolutely void and of no force or effect. In addition, if Tenant failed to timely exercise the first Renewal Option, then Tenant shall have no right to exercise the second Renewal Option.


                                    ARTICLE 4

                      ACCEPTANCE OF THE PREMISES BY TENANT

         Landlord shall perform the work described in Exhibit D attached hereto and the items of work set forth on plans and specifications (with handwritten notations) prepared by Landlord's architect for the Building (a copy of which has been delivered to Tenant) which do not conflict with the items set forth on Exhibit D (the "Landlord's Work"). Except as otherwise expressly provided herein, Tenant agrees to accept the Premises, Building and Land in its "as is" condition. Landlord shall not modify Landlord's Work beyond a de minimis extent without Tenant's prior approval which shall not be unreasonably withheld or delayed. Such consent shall not be withheld to changes required by applicable laws or regulations in the event that same will not materially adversely affect Tenant's Permitted Use of the Premises. Tenant shall respond to requests for approval to any such modifications within ten (10) Business Days after receipt of applicable plans or specifications therefor. Except with respect to the performance of Landlord's Work and as otherwise expressly set forth in the Lease, Tenant acknowledges that Landlord has not made, nor shall Landlord be deemed to have made, any warranty or representation, express or implied, with respect to the Premises, including any warranty or representation as to its fitness for use or purpose, design or condition for any particular use or purpose, availability of data cabling or connections or as to value, merchantability, quality, description, durability or operation, it being agreed that all risks incident thereto are to be borne by Tenant. On the Commencement Date, Landlord's Work shall be lien free and Landlord shall have paid all applicable governmental taxes then due by Landlord with respect to Landlord's Work, subject to Landlord's good faith right to contest bills and other charges incurred in connection with Landlord's Work. Upon request, Landlord shall deliver to Tenant a copy of the final Building drawings and plans used by Landlord to construct the Building, and a set of "as-built" drawings upon completion of Landlord's Work. In the event of any defect or deficiency in the Premises of any nature, whether patent or latent, Landlord shall not (except as otherwise expressly provided herein) have any responsibility or liability with respect thereto or for any incidental or consequential damages (including strict liability in tort). Subject to Landlord's representations herein, taking possession of the Premises by Tenant shall be conclusive evidence that Tenant:
(a) accepts the Premises as suitable for the purposes for which they are leased;
(b) accepts the Building and every part and appurtenance thereof as being in a good and satisfactory condition; and (c) waives any defects in the Premises or the Building except latent defects in Landlord's Work. Subject to Landlord's representations herein, Landlord shall not be liable, except for gross negligence or willful misconduct, to Tenant or any of Tenant's agents, employees, licensees, servants, or invitees for any injury or damage to person or property due to the condition or design of or any defect in the Building or its mechanical systems and equipment which may exist or occur; and Tenant, for itself and its agents, employees, licensees, servants, and invitees, expressly assumes (except as otherwise expressly provided herein) all risks of injury or damage to person or property, either proximate or remote, resulting from the condition of the Premises or the Building. Landlord represents that (i) Landlord's Work shall be performed in compliance with all applicable laws, codes and regulations (ii) the Premises shall be delivered in material compliance with all applicable laws, codes, and regulations (except to the extent non-compliance results from the acts or omissions of Tenant, its agents, employees or contractors) and free of Hazardous Materials (as hereinafter defined) except those materials which are customary for the type of Building constructed and equipment installed therein or thereon or which were brought on the Land by or on behalf of Tenant, its agents, employees or contractors and (iii) all off-site improvements on the Land necessary for Tenant to obtain its certificate of occupancy as stated below, shall have been completed.


                                    ARTICLE 5

                                     RENTAL

         Section 5.01. Commencing on the Rent Commencement Date, Tenant shall pay to Landlord monthly, in advance, without demand, on the first day of each calendar month during the Term, an annual rental ("Annual Rental") in an amount equal to 1/12 of the Annual Base Rent specified in the Basic Lease Information. The first monthly installment of Annual Base Rent shall be payable in advance by Tenant on the date of execution of this Lease. If the Commencement Date is a date other than the first day of a calendar month, then the monthly installment of Rental for the first month for which rent is owing, being a fractional month, shall be appropriately prorated based on the number of days in such month, and shall be paid to Landlord in addition to the Annual Rental for the 12-month period commencing on the first day of the month following the month in which the Commencement Date occurs. If the Expiration Date is a date other than the last day of a calendar month, then the monthly installment of Rental for the last month for which rent is owing, being a fractional month, shall be appropriately prorated.

         Section 5.02. All Rental shall be paid to Landlord by Tenant when due, without deduction, offset or counterclaims (except as otherwise expressly provided for herein), in lawful money of the United States, at Landlord's Address for Notices as specified in the Basic Lease Information, or such other place as Landlord may from time to time designate in writing. The term "Rental" as used herein means the then applicable Annual Rental and all other sums payable by Tenant under this Lease. All installments of Rental within five (5) days after same is due shall bear interest from the date due until paid at a rate per annum equal to fifteen percent (15%); provided, however, that any interest payable pursuant to this Section 5.02 shall never exceed the Highest Lawful Rate. The term "Highest Lawful Rate" as used herein shall mean the maximum rate of interest from time to time permitted to be charged under applicable law to Tenant with respect to the indebtedness for which such interest is charged under this Lease.

         Section 5.03. If Tenant fails to make any payment of Rental within five
(5) days after the date on which such payment is due, Tenant shall also pay to Landlord on demand a late payment service charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to five percent (5%) of such unpaid sum. Such payments shall not excuse the untimely payment of rent.

         Section 5.04. No payment by Tenant or receipt by Landlord of a lesser amount than the amounts herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. Tenant shall pay Landlord upon demand the sum of Fifty Dollars ($50.00) for each of Tenant's checks returned to Landlord not paid for insufficient funds or other reasons not the fault of Landlord, to cover Landlord's costs in handling such returned items, and, upon request by Landlord, Tenant shall pay all future sums due hereunder to Landlord in the form of certified or cashier's checks or money orders. The foregoing returned check charge represents the parties' reasonable estimate as of the date hereof of the extra expenses that Landlord will incur in processing returned checks, the exact amount of such charges being difficult to ascertain, and such charge shall not be considered interest.


                                    ARTICLE 6

                                   IMPOSITIONS

         Section 6.01. Tenant shall pay all Impositions (as defined in Section
6.02 herein) attributable to the Term (and Renewal Term(s), as applicable), as additional rent hereunder before any fine, penalty, interest or cost may be added for non-payment. Tenant agrees to furnish to Landlord, within thirty (30) days after written demand therefor, proof of the payment of all Impositions which are payable by Tenant as provided in this Article 6. In the event that any Imposition becomes due and payable during the Term and may be legally paid in installments, Tenant shall have the option to pay such assessment (including without limitation all assessments for public improvements or benefits) in installments, and in such event, Tenant shall be liable only for those installments which become due and payable during the Term, with appropriate proration in the case of fractional years. Any Impositions which are attributable in part to the Term shall be equitably apportioned between Landlord and Tenant.

         Section 6.02. As used herein, the term "Impositions" means all taxes, assessments, and other governmental charges applicable to the Land, the Building, or any portion thereof, or to any personal property used in connection therewith, whether federal, state, county, municipal or other authority, water and sewer rents, rates and charges, vault taxes, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges or other costs of any nature whatsoever, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character (including all interest and penalties thereon unless attributable to the acts of Landlord), which at any time during or in respect of the Term may be assessed against, levied upon, confirmed or imposed on, or in respect of or to be a lien upon (i) the Premises or any part thereof, or any estate, right or interest therein, (ii) occupancy, use or possession of or activity conducted on the Premises or any part thereof, (iii) any Rental or other sum reserved or payable by Tenant hereunder, or (iv) this Lease, or Landlord in respect of this Lease or the Premises. Impositions shall not include Landlord's income, succession or other taxes personal to Landlord and not applicable to the Land or Building, or any recordation or other similar charges.

         Section 6.03. Tenant shall, at Tenant's cost, provide for adequate management of the Building and Land. Any firms, vendors or contractors hired or used by Tenant to maintain the generators and electrical equipment, connections and facilities (as applicable) are subject to Landlord's reasonable approval.

         Section 6.04. Notwithstanding the foregoing, Impositions billed directly to Landlord shall be payable by Landlord to the applicable third party, provided Tenant shall reimburse Landlord for the cost thereof or amount payable by Landlord to such third party within thirty (30) days after demand (which demand shall be accompanied by reasonable substantiation of such Imposition amount). Landlord shall provide Tenant with a copy of Landlord's payment within 30 days after same is paid. Landlord shall not bill Tenant more than 30 days in advance of the date the applicable payment is due to the particular third party.


                                    ARTICLE 7

                                    UTILITIES

         Section 7.01. Except as otherwise expressly provided below, Tenant shall cause to be provided to the Building all applicable utility services necessary for the operation of Tenant's business therein throughout the Term and Tenant shall timely pay for the cost of such services directly to the service provider. Subject to Section 7.02, Tenant shall pay as additional rent hereunder all utility charges imposed upon Landlord, with respect to utilities furnished, available or applicable to the Premises and the Lease Term (including, without limitation charges from the local electrical provider) whether accruing or imposed upon Landlord prior to or after the Commencement Date) within thirty
(30) days after substantiated demand. Subject to the terms of Section 7.02, utility charges that Tenant shall be responsible for paying shall include, without limitation, all up-front fees, construction and equipment fees, reservation fees, excess and minimum usage fees, hook-up charges, charges for installation or modification of vault rooms and/or transformer panels, monthly fees, and charges for use. Tenant hereby acknowledges and agrees that to the extent Landlord has the right to assign to Tenant Landlord's interest in the electric services agreement to be entered into between the applicable electrical service provider and Landlord with respect to the furnishing of electricity to the Building for Tenant's consumption, at Landlord's request, Tenant shall promptly execute any reasonable and customary agreement provided by Landlord to effectuate such transfer and Tenant's failure to execute such documentation shall constitute a material default hereunder (after applicable notice and cure rights have expired). Landlord shall cooperate with Tenant (at no cost or expense to Landlord) in connection with Tenant's efforts to obtain, at Tenant's sole expense, excess power and/or a redundant power supply to the Building from the local utility as reasonably required by Tenant for its business operations from the Building.

         Section 7.02. In connection with Landlord's Work, Landlord shall, at Landlord's sole cost, (i) be responsible for reserving from the applicable service provider, 6.5 MVA of electric power to serve the Building and (ii) provide sewer and plumbing connections to the Building and electric connections for 6.5 MVA of power to the Building distribution boards as specified in Exhibit D otherwise or to a location mutually agreed upon by Landlord and Tenant. Landlord shall also pay the up-front fees applicable to the 6.5 MVA designated to serve the Building.


                                    ARTICLE 8

                                       USE

         The Premises shall be used only for the Permitted Use (as defined in the Basic Lease Information) and for no other purpose. Tenant agrees to use and maintain the Premises in a clean, careful, safe, lawful, and proper manner. Tenant shall not use the Premises, nor suffer the Premises to be used (i) to create any nuisance or trespass; (ii) to annoy or embarrass Landlord; or (iii) for any disruptive, harassing or outrageous conduct. Tenant shall not commit waste, overload the floors or structure of the Building beyond the capacity shown on Exhibit D. Use of the Premises is subject to all covenants, conditions and restrictions of record. Tenant shall not permit any objectionable odors or noises to emanate from the Premises.


                                    ARTICLE 9

            LAWS, ORDINANCES, AND REQUIREMENTS OF PUBLIC AUTHORITIES

         Section 9.01. Subject to Tenants' right to occupy the Premises for the Permitted Use in accordance with the terms of this Lease, Tenant shall not use or occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises, in whole or in part, in a manner which would in any way violate any certificate of occupancy affecting the Premises, or make void or voidable, or except to a de minimis extent, increase the rate of any insurance then in force with respect thereto, or which may make it difficult or impossible to obtain fire other insurance thereon required to be furnished by Tenant hereunder, or will cause or be apt to cause structural injury to the Building or any part thereof, or as will constitute a public or private nuisance. Any certificate of occupancy or similar permit required with respect to Landlord's Work shall be obtained by Landlord prior to Tenant's occupancy of the Premises for the conduct of its business, but after substantial completion of Tenant's initial work (unless Landlord is unable to obtain same as a result of the acts or omissions of Tenant, or its agents, employees or contractors), then as soon as reasonably practicable, at Landlord's expense. Tenant shall obtain at its expense any certificate of occupancy or similar permit or certificate that may be required for Tenant to lawfully occupy and conduct business from the Premises. Copies of such permits and certificates shall be delivered to Landlord upon receipt by Tenant.

         Section 9.02. Except with respect to violations existing as of the Commencement Date, Tenant shall, at its sole expense, (i) comply with all laws, orders, ordinances, and regulations of Federal, state, county, municipal and other authorities having jurisdiction over the Premises ("Legal Requirements"), applicable to the Premises, Building, Land and/or Tenants' use and occupancy thereof, (ii) comply with any direction made pursuant to law by any public officers requiring abatement of any nuisance, or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises, alterations or equipment installed therein or thereon by Tenant, and/or from conditions which have been created by or at the insistence of Tenant, and (iii) indemnify Landlord and hold Landlord harmless from any loss, cost, claim, or expense which Landlord may incur or suffer by reason of Tenant's failure to comply with its obligations under clauses (i) or (ii) above and the provisions of Article 26 below. If Tenant receives notice of any such direction or of violation of any such law, order, ordinance, or regulation, it shall promptly notify Landlord thereof. Tenant shall not be responsible for complying with violations arising from the performance by Landlord of Landlord's Work or in connection with Hazardous Materials existing on the Land or in the Building as of the Commencement Date, and subject to the limitations contained in this Lease, Landlord shall be responsible for same, and shall indemnify Tenant and hold Tenant harmless against any loss, cost, claim or expense which Tenant incurs as a result of such non-compliance by Landlord. Notwithstanding the foregoing, to the extent that Tenant's aforesaid compliance obligations do not arise out of the acts or omissions of Tenant, its agents, employees or contractors, or alterations, improvements, additions or equipment installed by Tenant in or about the Premises, or Land, and such compliance requires changes to the structural components of the Building, Tenant shall be responsible for an amount equal to the cost of such compliance multiplied by the fraction the numerator of which is the number of months then remaining in the Lease Term (as same may have been renewed at the time the improvement is completed) and the denominator of which is the total number of months in the Lease Term, unless such compliance occurs during a Renewal Term, then the denominator shall be 180, and Landlord shall be responsible for the balance, which shall be payable by Landlord within 30 days after demand and reasonable substantiation of Tenant's payment therefor. This Section 9.02 is subject to the provisions of Article 14.


                                   ARTICLE 10

                                   ALTERATIONS

         Section 10.01. Tenant may not, at any time during the Term, without Landlord's prior written consent (except as otherwise expressly provided below), make any alterations to the Premises. Landlord shall not unreasonably withhold its consent to any proposed alteration, provided, however, that Landlord may withhold, condition or delay its consent in its sole and absolute discretion to any proposed alteration which in Landlord's reasonable judgment may adversely (except to a de minimis extent) affect the structure or safety of the Building or adversely (except to a de minimis extent) affect the electrical, HVAC, plumbing, mechanical or fire and life safety systems or the functioning thereof. Landlord's consent shall not be required for interior non-structural alterations not materially affecting Building systems and costing less than $250,000 in the aggregate per project; provided, however, Tenant must provide Landlord with at least ten (10) days prior written notice of any such alterations. Landlord shall respond to requests for consent within ten (10) Business Days after receipt of final (reasonably detailed) plans and specifications with respect to the alterations in question. If Tenant desires to make any alterations in or to the Premises, Tenant shall, prior to beginning any such work, deliver to Landlord all plans or drawings and specifications therefor (provided, however, with respect to alterations not requiring Landlord's consent, then only to the extent same have been prepared). Upon Tenant's receipt of Landlord's written approval and upon Tenant's paying to Landlord the actual reasonable charge incurred by Landlord, if any, for the review of such plans and specifications by third party consultants, Tenant may proceed to the construction of the alterations provided that the alterations are in strict compliance with the plans and specifications submitted to Landlord and with the provisions of this Article 10. Any change to the approved plans and specifications shall require Landlord's prior written consent which shall not be unreasonably withheld, conditioned or delayed. Tenant agrees to indemnify and hold Landlord harmless against and from any and all claims, damages, costs and fines arising out of or connected with such alterations (except to the extent attributable to Landlord's acts (which does not include approving such alteration and reviewing plans in connection therewith) or to any requirements of Landlord) and Tenant shall procure at its own expense such governmental approvals and permits as may be required for such alterations, and Tenant shall provide Landlord with copies of all such approvals and permits prior to commencing work. All alterations shall be made at Tenant's expense, by contractors which have been approved by Landlord (to the extent Landlord's approval is required as set forth above, for the alteration in question), which approval shall not be unreasonably withheld, conditioned or delayed, and Tenant shall pay all bills from contractors and subcontractors promptly when due. All such construction, alterations, and maintenance work done by, or for, Tenant shall (i) be performed in such a manner as to maintain harmonious labor relations in the Building and the Project and to minimize interference with work performed by Landlord in the Building, (ii) comply with all building, safety, fire, plumbing, electrical, and other codes and governmental and customary insurance requirements, (iii) be completed promptly and in a good and workmanlike manner, and (iv) be performed in compliance with
Article 11 hereof. Landlord may as a condition to approving any alteration, require Tenant to remove same at the expiration of the Term, except with respect to customary interior, non-structural alterations. Provided no Event of Default is then occurring, Tenant may remove the following items of improvements, equipment and/or property of Tenant or Collocates (unless installed by Landlord, at Landlord's expense) from the Building, at Tenant's sole expense all HVAC units on the Premises, including, without limitation, fan units located outside the Building; generators and associated paralleling synchronous switching equipment; FM 200 and gas canisters; power distribution modules; batteries for uninterrupted power system (UPS batteries), UPS modules; overhead cable management system; all personalty, including without limitation all equipment mounting racks and cabinets, partition wall (cages), furnishings and any other items constituting leasehold improvements which Landlord and Tenant agree shall be removable, subject to compliance with the other provisions of this Lease, including, without limitation, repairing any damage to the Building caused by or arising from such removal.

         Section 10.02. After the completion of any alterations to the Premises, Tenant shall deliver to Landlord either (i) a certificate signed by Tenant stating that such alterations have been completed in accordance with the plans and specifications previously delivered to Landlord or (ii) a copy of "as-built" plans and specifications with respect to such alterations.

         Section 10.03. The Premises and all installations thereto and equipment installed therein shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises, subject to the terms of Article 28 below.

         Section 10.04. Tenant agrees to furnish Landlord, before any contractor commences work on the Premises, certificates of Workmen's Compensation insurance and general liability insurance with combined single limit of not less than Three Million Dollars ($3,000,000.00) for the benefit of Landlord and such other insurance as Landlord may reasonably require, provided same is consistent with insurance obligations of comparable tenants in comparable buildings in the vicinity of the Building. All such insurance shall be in addition to the insurance required under Article 13 and shall be with companies of recognized responsibility reasonably satisfactory to Landlord. Tenant shall provide evidence reasonably satisfactory to Landlord that all premiums for such insurance have been paid in full.

         Section 10.05. All alterations, leasehold improvements, and other physical additions made or installed by or for Tenant in or to the Premises, including without limitation, generators, fuel tanks and HVAC equipment, shall not be removed without Landlord's prior written consent (except to the extent same are being upgraded or replaced with other comparable equipment) and shall, except as provided above in Section 10.01 or in this Section 10.05, be surrendered to Landlord at the expiration of the Term. At the expiration of the Term, Tenant shall remove Tenant's furniture, furnishings, personal property, and movable trade fixtures, together with those alterations, improvements and/or additions that Landlord may designate for removal upon approval of the plans therefor (where Tenant is required to submit plans depicting such alterations, improvements and/or additions to Landlord for consent), and Tenant shall repair in a good and workmanlike manner any damage to the Building and/or Premises caused by such removal.


                                   ARTICLE 11

                                      LIENS

         Subject to Article 28 below, Tenant shall keep the Premises free from any liens arising from any work performed, materials furnished, or obligations incurred by or at the request of Tenant. All persons either contracting with Tenant or furnishing or rendering labor and materials to Tenant shall be notified in writing by Tenant that they must look only to Tenant for payment. Nothing contained in this Lease shall be construed as Landlord's consent to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of, or to, the Premises, nor as giving Tenant any right to contract for, or permit the performance of, any services or the furnishing of any materials that would result in any liens against the Premises. If any lien is filed against the Premises or Tenant's leasehold interest therein, arises out of any purported act or agreement of Tenant, Tenant shall discharge (by bonding over or other appropriate means of legal discharge) the same within thirty (30) days after notice from Landlord or such lien or whichever occurs first, of its filing. If Tenant fails to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, at its election, discharge the lien by paying the amount claimed to be due, by obtaining the discharge by deposit with a court or a title company, or by bonding. Tenant shall pay on demand any amount paid by Landlord for the discharge or satisfaction of any such lien, and all reasonable attorneys' fees and other costs and expenses of Landlord incurred in defending any such action or in obtaining the discharge of such lien, together with all necessary disbursements in connection therewith.


                                   ARTICLE 12

                                     REPAIRS

         Section 12.01. Except as otherwise provided herein, Tenant shall, at its sole expense, keep the Premises and every part thereof, including without limitation, the structure (including the roof) and the mechanical, electrical and plumbing systems of the Building (including generators), the heating, ventilating and air-conditioning systems (the "HVAC") serving the Building, and the parking area of the Building, in good condition and repair at all times during the Term. Landlord shall be responsible for repairing at its own cost latent defects in (i) Landlord's Work and (ii) other repairs made by Landlord pursuant to the terms of this Lease, to the extent same adversely affect (beyond a de minimis extent) Tenant's use of the Premises for the Permitted Use. If Tenant fails to make such repairs or perform other obligations under this Lease after notice and expiration of applicable cure periods (except no notice is required in cases of emergency), Landlord, at its option, may make such repairs or perform such other obligations, and Tenant shall pay Landlord on demand Landlord's actual costs in making such repairs or perform such other obligations plus ten percent (10%) of such costs for Landlord's overhead. Except as otherwise expressly provided in this Lease, Landlord shall not be required to maintain, repair or rebuild, or to make any alteration to the Premises or any part thereof, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to maintain the Premises or any part thereof in any way. Except as otherwise expressly provided in this Lease to the contrary, Landlord has no obligation and has made no promise to alter, remodel, improve, repair, redecorate, or paint the Premises or any part thereof. Notwithstanding the foregoing, except with respect to latent defects, Landlord shall repair Landlord's Work, the cost of which shall be (i) entirely paid by Tenant to the extent the repair arises out of the acts or omissions of Tenant, its agents, employees or contractors, or alterations, improvements, additions or equipment installed by Tenant in or about the Premises, or Land, otherwise (ii) the amount payable by Tenant shall equal the cost of such repair multiplied by the fraction the numerator of which is the number of months then remaining in the Lease Term (as same may have been renewed at the time the repair is completed) and the denominator of which is the total number of months in the Lease Term (unless such repair occurs during a Renewal Term then the denominator shall be 180), and Tenant shall pay Landlord for the cost of such repair within thirty (30) days after substantiated demand.

         Section 12.02. Tenant hereby covenants that, throughout the Term, it shall maintain, at its sole cost and expense, service contracts for the maintenance and repair of all HVAC equipment and all generators in or about the Building. Tenant shall, upon Landlord's request, provide copies of all service contracts affecting the generator(s), and any applicable renewal contracts thereto, to Landlord, within thirty (30) days of receipt of such service contracts. All service contracts shall be in form and substance reasonably acceptable to Landlord.

         Section 12.03. Landlord agrees to assign to or cause Tenant to benefit from any warranties provided to Landlord in connection with Landlord's Work, including warranties on the roof, generator, Liebert units and electrical distribution switchboards installed by Landlord, as Tenant may deem reasonably necessary to effectuate its repair obligations pursuant to the terms of this Lease.


                                   ARTICLE 13

                                    INSURANCE

         Section 13.01. During the Term, Tenant, at its sole expense, shall obtain and keep in force the following insurance:

         (a) All-Risk insurance upon (i) the Tenant's improvements, alterations, additions, fixtures, equipment (including generators installed by Landlord) and Tenant's property, (ii) all property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable and
(iii) installations by or on behalf of Tenant, including without limitation, furniture, fittings, installations, furnishings, movable trade fixtures and personal property, and alterations (collectively referred to as "Tenant Insured Items"), in an amount not less than one hundred percent (100%) of the full replacement value thereof, with an endorsement insuring against code compliance. All such insurance policies contain a waiver of subrogation in favor of Landlord. Landlord shall be required to carry all-risk insurance solely on Landlord's Work (except the generator installed by Landlord) in an amount not less than 100% of the full replacement value thereof within an endorsement insuring against code compliance. Tenant shall pay the reasonable cost of Landlord's insurance premiums applicable to the aforementioned all-risk policy within thirty (30) days after demand.

         (b) Commercial general liability insurance coverage, including personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability, and products and completed operations liability, in limits not less than $3,000,000 inclusive. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord and Landlord's mortgagees (and, if requested by Landlord, ground or primary lessors) as additional insureds thereunder, all as their respective interests may appear.

         (c) Worker's Compensation and Employer's Liability insurance as required by law.

         (d) Business interruption insurance covering the risks described in
Article 14 in an amount not less than the Annual Base Rent and the estimated Impositions and additional rent hereunder for twelve (12) months.

         (e) Any other form or forms of commercially reasonable insurance as Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant of comparable size and in a comparable business would protect itself.

         All Tenant's insurance policies which may be blanket policies (provided the limits of coverage for the Premises are satisfied) shall be issued by insurers that are reasonably acceptable to Landlord and in form reasonably satisfactory to Landlord. Landlord's insurance policies covering Landlord's Work shall be consistent with customary policies of comparable owners of comparable buildings in the immediate vicinity insuring similar items and with the requirements of Section 13.01. Tenant will deliver standard insurance industry certificates of insurance to Landlord as soon as practicable after the placing of the required insurance, but not later than ten (10) days prior to the date Tenant takes possession of all or any part of the Premises. All policies shall be written as primary insurance coverage and contain an undertaking by the insurers to notify the other and the other's named mortgagees securing an interest in the Premises or items installed therein, as the case may be (and, if applicable, ground lessors) in writing, by certified or registered United States mail, return receipt requested, not less than thirty (30) days before any material adverse change, reduction in coverage, cancellation, or other termination thereof. Landlord shall furnish Tenant with proof of Landlord's insurance coverage within 30 days after written request by Tenant (provided requests shall not be made more than once a year).

         Section 13.02. Tenant will not keep, use, sell, or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force covering the Project and the Leasehold Improvements which shall be used by Tenant other than in connection with Tenant's Permitted Use in accordance with the terms of this Lease. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises and/or Building, provided that with respect to Landlord's insurer, such requirements shall not materially increase Tenant's obligations under this Lease, to the extent Tenant is in compliance with the material terms of this Lease.

         Section 13.03. If Landlord's all-risk insurance policy described above shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises (except with respect to the Permitted Use in accordance with the terms of this Lease) and if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, or threatened reduction of coverage within 48 hours after notice thereof, Landlord may, at its option, enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the reasonable cost thereof to Landlord as additional Rental. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable, or elects not, to remedy such condition or if Tenant fails to maintain any insurance required by this Lease, then in either such event Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. If Landlord fails to carry the insurance required herein, Tenant may (but shall not be obligated to) upon prior notice to Landlord and Landlord's failure to furnish Tenant with proof of coverage within 30 days after such notice, obtain such insurance at Tenant's cost.

         Section 13.04. All policies covering real or personal property or equipment which Tenant and Landlord obtain affecting the Premises or the Building shall include a clause or endorsement denying the insurer any rights of subrogation against the other to the extent rights have been waived by the insured before the occurrence of injury or loss and the parties hereby waive all such rights against the other with respect to their work and installations. Landlord and Tenant shall not be liable for or responsible to, and hereby releases the other, and its partners, employees, officers, directors and agents from any and all liability and responsibility to the other, or any person claiming by, through or under them, by way of subrogation or otherwise for any damage or loss to Landlord's or Tenant's property, as applicable, due to hazards covered (or which should be covered) by policies of insurance obtained or which should be or have been obtained pursuant to this Lease (and with respect to Landlord, hazards that would be covered by customary insurance carried by comparable owners of comparable buildings in the vicinity of the Building), to the extent of the injury or loss covered or which should have been covered thereby, assuming that any deductible shall be deemed to be insurance coverage.


                                   ARTICLE 14

                        DAMAGE BY FIRE OR OTHER CASUALTY

         Section 14.01. If the Building and/or the Premises or any portion thereof is damaged by any casualty which is or would be covered by customary comprehensive all risk commercial insurance policies carried by prudent tenants net leasing comparable buildings, Tenant shall promptly notify Landlord of the same and Tenant shall promptly and diligently repair such damage and restore and rebuild the Building and/or Premises in compliance with applicable codes and to substantially the same condition as the Premises were in immediately prior to such damage, except as otherwise set forth below. Notwithstanding the foregoing, in the event the Landlord's Work is damaged by any casualty which is or would be carried by customary comprehensive all risk insurance policies carried by prudent owners of comparable buildings, Landlord shall promptly and diligently repair such damage to Landlord's Work in compliance with applicable codes and to substantially the same condition as immediately prior to such damage, except as otherwise provided below. Such repair and restoration work shall be diligently commenced and prosecuted by Tenant and Landlord, as applicable, until full completion thereof, and shall be performed substantially in accordance with the provisions of Articles 10 and 11. In the event the insurance proceeds available to Tenant or Landlord (if applicable) are not adequate to pay for the full cost of the repair and restoration work required to be performed by such party, then such deficiency shall be paid by the party obligated to perform the work. In no event shall either party be required to pay, in respect of such repair and restoration, an amount in excess of the insurance proceeds it would have received had such party carried the insurance required by Articles 13. Tenant and Landlord shall apply all insurance proceeds received with respect to any insurance required to be maintained by Tenant and Landlord hereunder for the purpose of fully repairing and replacing the damage required to be repaired by such party, as aforesaid.

         Section 14.02. Notwithstanding any damage or destruction caused by a casualty described in Section 14.01, all Rental payable hereunder shall continue to be paid without deduction or abatement except with respect to the damaged portion of the premises (unless such damage is attributable to the misconduct of Tenant, its agents, employees or contractors), from and after substantial completion by Landlord of Landlord's Work. In addition, no damages, compensation, or claim shall be payable by Landlord for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or for any other reason.

         Section 14.03. Notwithstanding the foregoing, in the event a casualty damaging 50% or more of the Building occurs within the last five (5) Lease Years of the Term, as same may be extended as provided herein, then either Landlord or Tenant upon notice to the other given within sixty (60) days after the occurrence of the casualty may cancel this lease effective thirty (30) days after the delivery of such termination notice (time being of the essence of the delivery of said notice), but such termination shall not be effective if Tenant exercises any Renewal Option within thirty (30) days of the notice of termination.

                                   ARTICLE 15

                                  CONDEMNATION

         Section 15.01. In the event the whole, or substantially the whole of the Premises are taken or condemned for any public purpose or Tenant terminates this Lease upon notice delivered to Landlord within thirty (30) days after a taking of a material portion of the Premises stating that the remaining portion of the Premises is not usable for the Permitted Use as reasonably determined by Tenant (time being of the essence of the delivery of said notice), this Lease shall terminate as of the date of such taking; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter shall survive the termination hereof. For purposes of this Article 15, the term "substantially the whole of the Premises" shall mean:
(i) fifty percent (50%) or more of the rentable area of the Building, or (ii) fifty percent (50%) or more of the parking spaces in the parking area on the Premises, or (iii) any portion of the Premises if Tenant does not have access to the Building as a result of such taking or condemnation.

         Section 15.02. In the event that a portion, but less than substantially the whole, of the Premises should be taken or condemned for any public purpose, then this Lease shall terminate as of the date of such taking as to the portion of the Premises so taken, and this Lease shall remain in full force and effect as to the remainder of the Premises. In such event, the Annual Base Rent will be diminished by an amount representing the part of such amounts properly applicable to the portion of the Building so taken. The parties will repair the remaining portion of the Premises to the extent of Landlord's Work and Tenant's work, respectively.

         Section 15.03. In the event of the termination of this Lease pursuant to the provisions of Sections 15.01, this Lease and the Term and the estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term, and Rental shall be apportioned as of the date of termination. The provisions of this Section 15.03 shall apply in the same manner to any partial termination of this Lease pursuant to the provisions of this
Article 15.

         Section 15.04. Except as otherwise provided in this Section 15.04 below, Landlord shall be entitled to receive the entire award in any condemnation proceeding or action for taking, without deduction therefrom for any estate vested in Tenant by this Lease; provided that nothing herein contained shall prohibit Tenant from seeking in a separate action (if such separate action is allowed under applicable law, otherwise in the same action), the value of Tenant's leasehold improvements incorporated in the Building and/or on the Land and paid for by Tenant, and/or Tenant's moving expenses, and/or (to the extent Landlord's award is not or will not be reduced thereby) for an award of rent differential as between this Lease and the lease, if any, for replacement premises.


                                   ARTICLE 16

                            ASSIGNMENT AND SUBLETTING

         Section 16.01. Tenant may not sell, assign, transfer, or hypothecate this Lease or any interest herein (either voluntarily or by operation of law, including, if Tenant is a corporation, limited liability company or partnership, the sale or transfer of a controlling interest in Tenant) or sublet the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment or subletting of the Premises in violation of the foregoing sentence shall be void. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it will be reasonable for Landlord to withhold its consent in any of the following instances: (i) in Landlord's reasonable judgment, the financial worth of the proposed assignee or subtenant (of at least 50% of the Premises) does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms; (ii) the proposed use of the Premises by, the proposed subtenant or assignee is inconsistent with the Permitted Use; (iii) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; or (iv) Tenant is in material or monetary default of any obligation of Tenant under this Lease, or Tenant has been in monetary default under this Lease on three (3) or more occasions during the previous twelve (12) months preceding the date that Tenant requests consent.

         Section 16.02. If the rental rate agreed upon between Tenant and its subtenant under any approved sublease of the Premises (or any part thereof) is greater than the rental rate that Tenant must pay Landlord hereunder for that portion of the Premises that is subject to such sublease, or if any consideration shall be received by Tenant in connection with any approved assignment or sublease (in addition to rental as provided in such proposed sublease), then fifty percent (50%) of such excess rental or consideration, as the case may be (or both), after deducting reasonable and customary brokerage fees, work allowances or other rent concession, the reasonable cost of janitorial services provided to any such subtenant and the unamortized cost of equipment installed in the Building by Tenant, at Tenant's sole cost, which equipment is used to a material extent by the subtenant or assignee (as applicable) (reasonable proof of such expenses shall be submitted to Landlord promptly upon request), shall be considered additional Rental owed by Tenant to Landlord, and shall be paid by Tenant to Landlord, in the case of excess rentals, in the same manner that Tenant pays Annual Base Rent, and, in the case of any other consideration, immediately upon receipt thereof by Tenant. If Tenant notifies Landlord of Tenant's desire to assign this Lease or sublet all or any part of the Premises, Tenant shall pay to Landlord as additional Rental with the next due monthly Rental a reasonable fee, determined by Landlord, for Landlord's reasonable costs and expenses in reviewing and evaluating such proposed sublease or assignment. In the case of a permitted sublease, the sublease agreement shall require the subtenant, upon receipt of notice from Landlord that a monetary or material non-monetary Event of Default has occurred and is continuing, to pay all subrent directly to Landlord (which amount paid to Landlord will be offset against Rental owed by Tenant hereunder). No assignment or subletting by Tenant shall relieve Tenant of Tenant's obligations under this Lease.

         Section 16.03. Landlord may sell, transfer, assign, and convey, all or any part of the Premises and any and all of its rights under this Lease, and in the event Landlord assigns its rights under this Lease, Landlord shall be released from any and all obligations hereunder, which such successor expressly assumes, in which event Tenant agrees to look solely to Landlord's successor in interest for performance of such obligations.

         Section 16.04 In connection with any request by Tenant pursuant to this Article for Landlord's consent to assign this Lease or to sublet all or any part of the Premises, Landlord shall have the following rights, any of which Landlord may exercise by notice given to Tenant within thirty (30) days after Landlord receives a written request by Tenant for consent to an assignment or subletting accompanied by the information required by Section 16.10:

                  (i) with respect to a proposed assignment of the Lease, the right to terminate this Lease on a date specified in Landlord's notice, which date shall not be less than thirty (30) nor more than ninety (90) days after the date of Tenant's request for consent;

                  (ii) with respect to a proposed subletting of the entire Premises, the right to terminate this Lease on a date specified in Landlord's notice, which date shall not be less than thirty (30) nor more than ninety (90) days after the date of Tenant's request for consent; or

                  (iii) with respect to a proposed subletting of less than the entire Premises for substantially the remainder of the term of this Lease, the right to terminate this Lease as to the portion of the Premises affected by such subletting on a date specified in Landlord's notice, which date shall not be less than thirty (30) nor more than ninety (90) days after the date of Tenant's request for consent, in which case Tenant shall promptly execute and deliver to Landlord an appropriate modification of this Lease in form reasonably satisfactory to Landlord in all respects.

If this Lease is terminated as to only a part of the Premises, the Annual Base Rent shall be adjusted in proportion to the portion of the Premises affected by such termination and Landlord shall bear all cost and expense of constructing a legal demising wall along with a commercially reasonable separation of utilities to the extent reasonably practicable, between the Premises and the sublet area. If Landlord exercises any of its rights under this subsection, Tenant shall not be liable for any obligations under the Lease with respect to the terminated portion of the Premises accruing from and after the termination of this Lease. Landlord may (but is not required to) thereafter lease the Premises, or any part thereof, to Tenant's proposed assignee or subtenant, as the case may be, without thereby incurring any liability to Tenant. If Landlord does not exercise its rights under this subsection 16.04, Tenant may, for a period of 120 days after the date of Tenant's notice, assign this Lease or sublet all or any part of the Premises, free of the restrictions set forth in this subsection, but subject to all other provisions of this Article. If Tenant does not enter into the proposed sublease within the 120-day period, Tenant shall not assign this Lease or sublet all or any portion of the Premises without again notifying Landlord and giving Landlord the rights provided in this subsection.

         Section 16.05. (a) If Tenant is a corporation, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority of the stock of Tenant shall be deemed a voluntary assignment of this Lease; provided, however, that the provisions of this Article 16 shall not apply to the transfer of shares of stock of Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange. For purposes of this
Section 16.05 the term "transfers" shall be deemed to include the issuance of new stock or of treasury stock which results in a majority of the stock of Tenant being held by a person or persons that do not hold a majority of the stock of Tenant on the date hereof. If Tenant is a partnership, the transfer by one or more transfers, directly or indirectly, by operation of law or otherwise, of a majority interest in the partnership shall be deemed a voluntary assignment of this Lease. If Tenant is a limited liability company, trust, or any other legal entity (including a corporation or a partnership), the transfer by one or more transfers, directly or indirectly, of control of such entity, however characterized, shall be deemed a voluntary assignment of this Lease. The provisions of Sections 16.01, 16.02, and 16,04 shall not apply to transactions with an entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets or stock are transferred so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer, and (iii) proof satisfactory to Landlord of such net worth is delivered to Landlord at least 10 days prior to the effective date of any such transaction. Tenant may also, upon prior notice to Landlord, permit any person which controls, is controlled by, or is under common control with Tenant (a "Related Entity" ) to sublet all or part of the Premises or be an assignee of Tenant's interest in this Lease for any Permitted Use for so long as such person remains a Related Entity, provided the Related Entity is using the Premises in a manner consistent with the terms of this Lease. For purposes of this Section
16.05 "control" shall mean the ownership of a majority of the interest in the entity, in question, and the power and authority to direct the management and operation of such entity.

                  (b) The limitations set forth in this Section 16.05 shall apply to subtenant(s), assignee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this Section 16.05 shall be a transfer in violation of Section 16.01.

         Section 16.06. Any material modification or amendment, and any extension of a sublease (other than with a Related Entity) and/or any other agreement by which a landlord (or its affiliate) of a building other than the Building agrees to assume or perform the obligations of Tenant under this Lease shall be deemed a sublease for the purposes of Article 16 hereof; provided, however, all such modifications, amendments and extensions shall be delivered to Landlord promptly after the execution thereof.

         Section 16.07. This Article 16 shall not apply to any collocation license, service or similar arrangement (which may be called a sublease agreement) Tenant enters into with a third party, including any customer, vendor or connectivity provider (collectively, "Collocates"), provided and on condition
(i) the Collocates connect in any manner into or utilize any equipment of Tenant, and/or (ii) Tenant receives and/or provides connectivity or customary professional collocation supervisory services to or from such Collocates (which is material to their use of the Premises, such as for example only, and without limitation, systems and network management services, software management services and information technology and management services), subject to compliance with all of the terms and conditions of this Lease; and (iii) such use complies with all applicable laws. The Collocates shall be entitled to use the Premises in a manner consistent with the terms of this Lease. It is acknowledged that Landlord does not have any direct contractual relationship with the Collocates, and none of the Collocates shall become subtenants or assignees or acquire any other rights under this Lease without the prior written consent of Landlord, which may be granted or withheld in Landlord's reasonable discretion. Tenant acknowledges and agrees that Tenant shall be responsible for compliance by the Collocates with the terms and conditions of this Lease, and Tenant agrees to indemnify, defend and hold Landlord harmless from and against all claims, actions, judgments, liability, costs or expenses (including reasonable attorneys' fees and costs) incurred by Landlord arising out of or in connection with the use or occupancy of the Premises or any portion of the Building by any of the Collocates, or their employees, contractors, invitees or guests.

         Section 16.08. If, without Landlord's consent (when consent is required pursuant to the terms hereof), this Lease is assigned, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease or the Premises or any of Tenant's Property is encumbered (by operation of law or otherwise), except pursuant to Section 28 hereof, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rental herein reserved. No such collection of rent shall be deemed to be (i) a waiver of the provisions of this Article 16, (ii) an acceptance of the assignee, subtenant or occupant as tenant, or (iii) a release of Tenant from the performance of Tenant's covenants hereunder. Tenant shall remain fully liable for the obligations under this Lease.

         Section 16.09. Landlord's consent to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express consent to any further assignment or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others, except in accordance with the terms of this Lease.

         Section 16.10. If Tenant desires to assign this Lease or sublet all or any portion of the Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (a) with respect to an assignment of this Lease, the date Tenant desires the assignment to be effective, and (b) with respect to a sublet of all or a part of the Premises, (i) the material business terms on which Tenant would sublet such premises, (ii) a description of the portion of the Premises to be sublet, (c) the name and pertinent financial information of the proposed assignee or subtenant, and (d) any other information Landlord may reasonably require.

         Section 16.11. Each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease; and Tenant and each subtenant shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, provided Landlord terminates the Lease, in accordance with Article 21 below, Landlord may, at its option, collect rent under such sublease, from such subtenant and such subtenant shall, at Landlord's option and upon notice from Landlord, attorn to Landlord pursuant to the then executory provisions of this Lease other than the monetary terms of this Lease, which monetary terms shall be governed by the terms of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense, which theretofore accrued to such subtenant against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord, or by any prepayment of more than one month's rent and additional rent under such sublease, (D) bound to return such subtenant's security deposit, if any, except to the extent that Landlord shall receive actual possession of such deposit and such subtenant shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such subtenant, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this Section 16.11. shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

         Section 16.12. Notwithstanding any assignment or subletting or any acceptance of Rental by Landlord from any assignee or subtenant, Tenant shall remain fully liable for the payment of all Rental due and for the performance of all other terms, covenants and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any subtenant or assignee or anyone claiming under or through any subtenant or assignee shall be deemed to be a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all losses resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or anyone claiming under or through any subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under this Article 16, unless attributable to the gross negligence or willful misconduct of Landlord.

         Section 16.13. If Landlord consents to a proposed assignment or sublease and Tenant fails to execute and deliver to Landlord such assignment or sublease within 120 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of this Article 16 hereof before assigning this Lease or subletting all or part of the Premises.

         Section 16.14. Landlord shall not be required to respond to a request for consent to a proposed assignment or sublease unless and until Tenant submits to Landlord the information stated in Section 16.10. Landlord shall respond to requests for approval of the form of sublease or assignment within 15 days after submission thereof, provided such form shall be submitted on or after submission of the information in Section 16.10 and prior to consummation of the sublease or assignment, in question. Tenant shall either before or after Landlord consents to such a request, deliver to Landlord not later than 30 days after Tenant enters into an assignment or sublease agreement, a copy of a fully executed and delivered assignment and assumption agreement or sublease, which is in form and substance similar to the form of assignment and sublease and information consented to by the Landlord in all material respects.

         Section 16.15. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.


                                   ARTICLE 17

                                 INDEMNIFICATION

         Except as otherwise expressly provided to the contrary in this Lease, Tenant waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon or about the Premises, arising at any time and from any cause other than by reason of the gross negligence or willful misconduct of Landlord, and Tenant shall indemnify Landlord and shall hold Landlord harmless from any damage to any property or injury to, or death of, any person arising from the use or occupancy of the Premises by Tenant or any acts or omissions of Tenant or its agents, employees, representatives, contractors or invitees in, on or about the Premises or breach of this Lease by Tenant, except such as is caused solely by the gross negligence or willful misconduct of Landlord, its agents or employees. Without limiting the generality of the foregoing, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, equipment, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other cause whatsoever unless caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors. Landlord shall not be liable for any such damage caused by occupants of property adjacent to the Premises, or by the public, or caused by any private, public, or quasi-public construction or other work, including, but not limited to, any construction, modification, or operation of underground, ground-level, or above-ground pedestrian tunnels, bridges, walkways, or similar items. Tenant's foregoing indemnity obligation shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand has been made or may be made. The provisions of this Article 17 shall survive the termination of this Lease with respect to any damage, injury, or death occurring before such termination. If Landlord is made a party to any litigation commenced by or against Tenant relating to this Lease or to the Premises, and provided that in any such litigation Landlord is not finally adjudicated to be at fault, then Tenant shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred by or imposed upon Landlord because of any such litigation (but not including attorneys' fees of Landlord's separate counsel hired to defend Landlord in such action), and the amount of all such costs and expenses, including reasonable attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord. Tenant shall defend any such action with counsel reasonably satisfactory to Landlord.


                                   ARTICLE 18

                            SURRENDER OF THE PREMISES

         Section 18.01. Upon the expiration of the Term or other termination of this Lease for any cause whatsoever, Tenant shall peacefully vacate and surrender the Premises in as good order and condition, reasonable use and wear thereof excepted, subject to the terms of this Lease.

         Section 18.02. Should Tenant continue to hold the Premises after the termination of this Lease, whether the termination occurs by lapse of time or otherwise, such holding over, unless otherwise agreed to by Landlord in writing, shall constitute and be construed as a tenancy at will at a daily Rental equal to 1/30th of an amount equal to one and one-half with respect to the first 60 days of a holdover, and thereafter, two times the monthly Rental payable by Tenant as of the date of termination and subject to all of the other terms set forth herein except any right to renew this Lease, but the foregoing shall not constitute a consent by Landlord to such holding over and shall not prevent Landlord from exercising any of its remedies under this Lease or applicable law by reason of such holding over.

         Section 18.03. On or before the Expiration Date, Tenant shall remove, at Tenant's expense, all of its furniture, furnishings, personal property, movable trade fixtures, and those alterations, improvements and additions Landlord requested Tenant to remove pursuant to Section 10.06, and Tenant shall promptly repair all damage done to the Premises by such removal. Any items not so removed at the Expiration Date shall, at Landlord's option, be deemed abandoned and shall thereupon become the property of Landlord. If Tenant fails to remove any furniture, furnishings, personal property, movable trade fixtures, and those alterations, improvements and additions Landlord requested Tenant to remove pursuant to Section 10.06, then in addition to any other remedy available to Landlord hereunder or at law or equity, Landlord may do so at Tenant's expense, and Tenant shall reimburse Landlord on demand for the actual cost incurred by Landlord (plus a fee of ten percent (10%)) of the cost therefor to compensate Landlord for its administrative costs and overhead), and Landlord shall have the right to look to the Security Deposit for such reimbursement.


                                   ARTICLE 19

                              ESTOPPEL CERTIFICATES

         Section 19.01. Tenant agrees to furnish no later than fifteen (15) days after a request therefor by Landlord, any ground lessor, or the holder of any deed of trust or mortgage covering the Building, the Land, or any interest of Landlord therein or any purchaser of Landlord's interest, a certificate signed by Tenant certifying (to the extent same is true) that this Lease is in full force and effect and unmodified; that the Term has commenced and the full Rental is then accruing hereunder; that Tenant has accepted possession of the Premises; that no Rental under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that Tenant, as of the date of such certificate, has no knowledge of any charge, lien, or claim of offset under this Lease or otherwise against Rentals or other charges due or to become due hereunder; that Landlord is not then in default under this Lease; and such other matters as may be reasonably requested by Landlord or any such ground lessor, holder of such deed of trust or mortgage or purchaser. If Tenant is unable to so certify as to one or more of the foregoing items, Tenant shall specify its reason therefor in writing. Any such certificate may be relied upon by any prospective purchaser, ground lessor, mortgagee, or any beneficiary under any deed of trust on the Building or the Land or any part thereof. Tenant's failure to timely execute and deliver an estoppel certificate pursuant to this Section 19 after notice and the expiration of an additional five (5) days, shall constitute an Event of Default.

                  Section 19.02. Landlord agrees to furnish no later than fifteen (15) days after a request therefor by Tenant, in connection with a financing of equipment or leasehold improvements installed in the Building, certificate signed by Landlord certifying (to the extent same is true) that this Lease is in full force and effect and unmodified; that the Term has commenced and the full Rental is then accruing hereunder; that no Rental under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Landlord is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that Landlord, as of the date of such certificate, has no knowledge of any charge, lien, or claim of offset under this Lease or otherwise against Rentals or other charges due or to become due hereunder; and that an Event of Default is not pending (or if pending specifying such default), and such other matters as may be reasonably requested by Tenant's lender. If Landlord is unable to so certify as to one or more of the foregoing items, Landlord shall specify its reason therefor in writing. Any such certificate may be relied upon by any prospective lender of Tenant, as aforesaid.


                                   ARTICLE 20

                                  SUBORDINATION

         Section 20.01. Landlord shall obtain a non-disturbance agreement from all holders of a Superior Instrument in such holders' standard form with such reasonable modifications as shall be mutually satisfactory to the parties thereto acting in good faith. This Lease is subject and subordinate to any first deeds of trust, first mortgages or other first security instruments (collectively, "Superior Instruments") which may from time to time during the Term cover the Building and/or the Land, or any interest of Landlord therein, and to any advances made on the security thereof, and to any refinancings, increases, renewals, modifications, consolidations, replacements, and extensions of any such future Superior Instruments. Within twenty (20) days after demand, Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord or the holder of any Superior Instrument may reasonably request. As of the date hereof there is no Superior Instrument covering the Land and/or Building.

         Section 20.02. Notwithstanding the generality of the foregoing provisions of Section 20.01 hereof, any holder of a Superior Instrument shall have the right, unilaterally, at any time, to subordinate fully or partially any such Superior Instrument to this Lease on such terms and subject to such conditions as such holder of a Superior Instrument may consider appropriate. Upon request, Tenant shall execute an instrument confirming any such full or partial subordination by any holder of a Superior Instrument. At any time, before or after the institution of any proceedings for the foreclosure of any Superior Instrument, or sale of the Building and/or Land under any Superior Instrument, or upon the termination of any ground lease, Tenant shall attorn to such purchaser upon any such sale or the grantee under any deed in lieu of such foreclosure or to any ground lessor in the event of a termination of a ground Lease, as the case may be, and shall recognize such ground purchaser, grantee or ground lessor, as the case may be, as Landlord under this Lease, subject to the terms of Section 20.01 above. Tenant hereby waives the right, if any, to elect to terminate this Lease or to surrender possession of the Premises in the event of the judicial or nonjudicial foreclosure of any deed of trust, mortgage, or security agreement (or any transfer in lieu thereof) or termination of a ground lease. The foregoing agreement of Tenant to attorn shall survive any such foreclosure sale, trustee's sale, or conveyance in lieu thereof, or termination of a ground lease. Tenant shall, upon demand at any time, before or after any such foreclosure sale, trustee's sale, or conveyance in lieu thereof, or termination of a ground lease, execute, acknowledge, and deliver to Landlord's mortgagee or any successor thereof or any then owner of the Premises or to the ground lessor (as the case may be), any written instruments and certificates evidencing such attornment as such mortgagee, successor, owner or ground lessor may reasonably require.

         Section 20.03. Should any ground lease be terminated, or any deed of trust, mortgage, or security instrument be foreclosed, the liability of the ground lessor, mortgagee, trustee, or purchaser, as the case may be, as "Landlord" hereunder, shall exist only with respect to the acts or omissions of such person or entity occurring while it was the owner of the Land and/or Building, subject to the other provisions of this Section 20.03. Further, Tenant agrees that any such ground lessor, mortgagee, trustee, or purchaser shall not be liable for or subject to (i) any Rental paid more than thirty (30) days in advance of its due date; (ii) any amendment or modification of this Lease made without the prior written approval of such ground lessor, mortgagee, trustee, or purchaser where Tenant has previously been notified in writing of the need for such approval; (iii) any default by or any claim against any prior Landlord;
(iv) subject to any defense, claim, counterclaim, or offset which Tenant may have against Landlord, unless such offset is one which Tenant is expressly permitted pursuant to the terms of this Lease, (v) bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest; and (vi) bound by any obligation to perform any work or to make any improvements to the Premises except repair and compliance obligations accruing from and after succession pursuant to Paragraphs 9, 12, 14 and 15 hereof. Nothing herein shall derogate from the obligation of any successor to Landlord to cure any default of Landlord that continues to exist when such successor succeeds to Landlord's interest in the Premises (other than as expressly provided otherwise in Section 20.03(v)).

         Section 20.04. As long as any holder of a Superior Instrument shall exist, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord (a) until Tenant shall have given notice of such act or omission to all holders of a Superior Instrument, for which names and addresses have been provided to Tenant and (b) until a reasonable period of time shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (provided such holder proceeds with reasonable promptness to effectuate a cure of such default and the holder is using reasonable diligence to remedy such condition) during which period such holder of a Superior Instrument shall have the right, but not the obligation, to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation. If any holder of a Superior Instrument elects to remedy such act or omission of Landlord, Tenant shall not seek to terminate this Lease so long as such holder of a Superior Instrument is proceeding with reasonable diligence to effect such remedy, except where Tenant is permitted to terminate this lease pursuant to the express provisions hereof.


                                   ARTICLE 21

                              DEFAULT AND REMEDIES

         Section 21.01. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Lease: (a) if Tenant shall fail to pay any Rental or other sums payable by Tenant hereunder as and when such Rental or other sums become due and payable and such failure shall continue for more than five (5) business days after written notice of such non-payment; (b) if Tenant shall fail to perform or observe any covenant or obligation hereunder and such failure shall continue for more than thirty (30) days after notice; or, if such failure is not of an emergency nature, does not endanger the health, safety or welfare of the Premises (or any portion thereof) or the occupants thereof, and is curable but cannot reasonably be cured within such thirty (30) day period, Tenant shall have a reasonable extension of such cure period, up to a maximum extension of one hundred twenty (120) days, so long as Tenant commences to correct same within said thirty (30) day period and thereafter diligently prosecutes the correction of same to completion; (c) if any petition is filed by or against Tenant or any guarantor of Tenant's obligations under this Lease under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of its commencement), or if any order for relief shall be entered against Tenant or any guarantor of Tenant's obligations under this Lease in proceedings filed under any section or chapter of the present or any future Federal Bankruptcy Code or under any similar law or statute of the United States or any state thereof; (d) if Tenant or any guarantor of Tenant's obligations under this Lease becomes insolvent or makes a transfer in fraud of creditors;
(e) if Tenant or any guarantor of Tenant's obligations under this Lease makes an assignment for the benefit of creditors; or (f) if a receiver, custodian, or trustee is appointed for Tenant or any guarantor of Tenant's obligations under this Lease or for any of the assets of Tenant or any guarantor of Tenant's obligations under this Lease, which appointment is not vacated within sixty (60) days of the date of such appointment.

         Section 21.02. If an Event of Default occurs, then at any time thereafter while Tenant remains in default, Landlord may do any one or more of the following, thirty (30) days after notice of its intent to do so, during which period Tenant shall have the opportunity to file for injunctive relief:

         (a) With respect to a monetary or a material non-monetary Event of Default, terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord after Landlord obtains a judgment for possession (or similar judicial order). For purposes of this Section 21.02, a "material non-monetary default" shall relate to an Installation Requirement (as hereinafter defined), or an incurable default, or a default or breach of Tenant's obligations under Articles 9, 11, 18, 20 or 26 hereof, or a breach of
Section 16.01 hereof, and shall have a material adverse effect on the Building, Land and/or Landlord, and Landlord's notice of material non-monetary default shall clearly indicate thereon that a "material non-monetary" default has occurred. If Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor; and Tenant shall indemnify Landlord for all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises or otherwise, including any loss of Rental for the remainder of the Term.

         (b) Terminate this Lease, as aforesaid in paragraph (a) above for a monetary or material non-monetary Event of Default, in which event Tenant's Event of Default should be considered a total breach of Tenant's obligations under this Lease and Tenant immediately shall become liable for such damages for such breach in an amount, equal to the total of (1) the costs of recovering the Premises; (2) the unpaid Rental earned as of the date of termination, plus interest thereon at a rate per annum from the due date equal to twelve percent (12%), provided, however, that such interest shall never exceed the Highest Lawful Rate; (3) the amount of the excess of (i) the total Rental and other benefits which Landlord would have received under this Lease for the remainder of the Term, at the rates then in effect (reduced by the rent received by Landlord under a lease with a new tenant covering the balance of this Lease term), together with all other expenses incurred by Landlord in connection with Tenant's default, over (ii) the Fair Market Value Rate of the balance of the Term as of the time of such breach, discounted at the rate of six percent (6%) per annum to the then-present value; and (4) all other sums of money and damages owing by Tenant to Landlord. The term "Fair Market Value Rate" as used herein means the fair market value rental rate for a comparable lease term commencing at a comparable time for the leasing of space of comparable size similarly situated to the Premises, or in buildings of equivalent quality and located in the business district in which the Building is located.

         (c) After obtaining a judgment for possession (or similar judicial order) for a monetary or a material non-monetary Event of Default, enter upon and take possession of the Premises as Tenant's agent, without terminating this Lease and without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises as Tenant's agent and receive the rental therefor, in which event Tenant shall pay to Landlord on demand any and all costs of releasing, renovating, repairing, and altering the Premises (including but not limited to advertising costs, commissions, finders fees and other similar costs) for a new tenant or tenants and any deficiency that may arise by reason of such reletting, provided, however, that Landlord shall have no duty to relet the Premises and Landlord's failure to relet the Premises shall not release or affect Tenant's liability for Rental or for damages.

         (d) Do whatever Tenant is obligated to do under this Lease (including, without limitation, making payments to third parties) and enter the Premises without being liable to prosecution or any claim for damages therefor to accomplish this purpose. Tenant shall reimburse Landlord within ten (10) days after demand for any expenses which Landlord incurs in thus effecting compliance with this Lease on Tenant's behalf (plus a fee of fifteen percent (15%) of the cost therefor to compensate Landlord for its administrative costs and overhead), and Landlord shall not be liable for any damages suffered by Tenant from such action, unless caused by the gross negligence or willful misconduct of Landlord.

         Section 21.03. No act or thing done by Landlord or its agents during the Term shall constitute an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Landlord's acceptance of Rental following an event of default hereunder shall not be construed as a waiver of such event of default. No waiver by Landlord or Tenant of any breach of this Lease by the other shall constitute a waiver of any other violation or breach of any of the terms hereof. Forbearance by Landlord or Tenant to enforce one or more of the remedies herein provided (or otherwise) upon a breach hereof shall not constitute a waiver of any other breach of the Lease.

         Section 21.04. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing and signed by the party to be charged. Nor shall any custom or practice which may evolve between the parties in the administration of the terms of this Lease be construed to waive or lessen the party's right to insist upon strict performance of the terms of this Lease. The rights granted to Landlord and Tenant in this Lease shall be cumulative of every other right or remedy which Landlord and Tenant may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         Section 21.05. If Landlord shall have failed to commence to perform its repair or other material obligations under this Lease and as a consequence of such failure, Tenant or its business operations from the Premises is adversely affected in a material fashion, and such failure of performance continues, for a period of thirty (30) days after written notice thereof from Tenant to Landlord (unless any such non-monetary default cannot be cured within said 30 days period, then provided Landlord has not promptly commenced and diligently pursued such cure), Tenant may, at its option and without prejudice to any other right and remedy available to Tenant hereunder, at law or in equity, upon notice to Landlord undertake all reasonable action to cure Landlord's default and Landlord shall, within thirty (30) days following demand therefor, reimburse Tenant for all reasonable out-of-pocket sums expended or obligations incurred by Tenant in connection therewith. If Landlord shall fail to pay Tenant such amounts within such thirty (30) day period, Landlord shall pay Tenant interest thereon at the rate for late payments specified in Section 5.02 above, and if such amounts remain unpaid after sixty (60) days, Tenant may offset such amounts against the Annual Base and additional rent thereafter coming due hereunder.

                                   ARTICLE 22

                                WAIVER BY TENANT

         To the extent permitted by applicable law, Tenant waives (except as otherwise expressly provided in this Lease) for itself and all claiming by, through, and under it, including creditors of all kinds: (a) any right and privilege which it or any of them may have under any present or future constitution, statute, or rule of law to redeem the Premises or to have a continuance of this Lease for the Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, under the terms of this Lease, or after the termination of the Term as herein provided; (b) the benefits of any present or future constitution, statute, or rule of law which exempts property from liability for debt or for distress for rent; and (c) the provisions of law relating to notice and/or delay in levy of execution in case of eviction of a tenant for nonpayment of rent.


                                   ARTICLE 23

                                SECURITY DEPOSIT

         Section 23.01. Tenant shall be required to deliver the Security Deposit to Landlord (and shall use best efforts to deliver same within 5 business days after delivery to Tenant of a fully executed Lease) in the form of a clean, irrevocable, non-documentary and unconditional letter of credit in the amount of the Security Deposit set forth in the Basic Lease Information (the "Letter of Credit" ) issued by and drawable upon any commercial bank, trust company, national banking association or savings and loan association with offices in the United States (the "Issuing Bank" ), which has outstanding unsecured, uninsured and unguaranteed indebtedness, or shall have issued a letter of credit or other credit facility that constitutes the primary security for any outstanding indebtedness that has combined capital, surplus and undivided profits of not less than $500,000,000 and is reasonably satisfactory to Landlord. In the event Tenant fails to timely deliver such Security Deposit to Landlord, as aforesaid, Landlord may, at its sole option, terminate this Lease upon notice to Tenant, at anytime thereafter, provided such termination notice is sent prior to Landlord's receipt of such Security Deposit. The Letter of Credit shall (a) name Landlord as beneficiary, (b) be in the amount of the Security Deposit, (c) have a term of not less than one year, from the date hereof, (d) permit multiple drawings for all or part of the Letter of Credit and drawings by overnight courier, (e) be fully transferable by Landlord to Landlord's successor or assignee of its interest in Premises without the payment of any fees or charges by Landlord or such transferee, and (f) otherwise be in form and content satisfactory to Landlord or in conformity with Exhibit F attached hereto. If upon any transfer of the Letter of Credit, any fees or charges shall be so imposed, then such fees or charges shall be payable solely by Tenant with respect to Landlord named herein and the Letter of Credit shall so specify. The Letter of Credit shall provide that it shall be deemed automatically renewed, without amendment, for consecutive periods of one year during the Term commencing with the original expiration date of such letter of credit. through the date that is at least 60 days after the Expiration Date, unless the Issuing Bank sends a notice (the "Non-Renewal Notice" ) to Landlord by certified mail, return receipt requested, not less than 60 days next preceding the then expiration date of the Letter of Credit stating that the Issuing Bank has elected not to renew the Letter of Credit in which event, Landlord shall have the right, upon receipt of the Non-Renewal Notice, to draw the full amount of the Letter of Credit, by sight draft on the Issuing Bank, and shall thereafter hold or apply the cash proceeds of the Letter of Credit pursuant to the terms of this Article. The Letter of Credit shall state that drafts drawn under and in compliance with the terms of the Letter of Credit will be duly honored upon presentation to the Issuing Bank accompanied by a certification from an officer of Landlord, its member, or agent that Landlord is entitled to draw the proceeds requested pursuant to the terms of this Lease. The Letter of Credit shall be subject in all respects to the International Standby Practices set by the International Chamber of Commerce. In the event Landlord draws down all or a part of the proceeds of the letter of credit, then Tenant shall within thirty (30) days after demand either furnish to Landlord an amendment to such letter of credit or a new letter of credit complying with the terms hereof, so the Security Deposit being held by Landlord is the full amount required under the terms of this Lease. Tenant shall cooperate with Landlord during the Term in effectuating the intent and purpose of this Article 23, and Landlord's right with respect to the Letter of Credit.

         Section 23.02. If (i) no Event of Default then exists, (ii) Landlord has not previously drawn down all or a portion of the Security Deposit and (iii) Tenant complies with the provisions of this Section 23.02, (A) on the 1st anniversary of the Commencement Date, provided all usage fees accrued as of such date have been paid to the local utility, the Security Deposit shall be reduced to $1,373,334.00; (B) on the 2nd anniversary of the Commencement Date, provided all usage fees accrued as of such date have been paid to the local utility and the Security Deposit shall have been previously reduced, the Security Deposit shall be reduced to $1,286,668.00; (C) on the 3rd anniversary of the Commencement Date, provided all usage fees accrued as of such date have been paid to the local utility, and the Security Deposit shall have previously been reduced, the Security Deposit shall be reduced to $1,200,000.00; (D) on the 5th anniversary of the Commencement Date, the Security Deposit shall be reduced to $800,000.00, and (E) provided the Security Deposit shall have previously been reduced pursuant to the preceding clause (i), on the 10th anniversary of the Commencement Date the Security Deposit shall be reduced to $400,000.00. The Security Deposit shall be reduced as follows: (A) if the Security Deposit is in the form of cash, Landlord shall, within 10 Business Days following notice by Tenant to Landlord that Tenant is entitled to reduce the Security Deposit pursuant to this Section 23.02, deliver to Tenant the amount by which the Security Deposit is reduced, or (B) if the Security Deposit is in the form of a Letter of Credit, Tenant shall deliver to Landlord an amendment to the Letter of Credit (which amendment shall comply in all respects with the provisions of Section 23.01), reducing the amount of the Letter of Credit by the amount of the permitted reduction, and Landlord shall execute the amendment and such other documents as are reasonably necessary to reduce the amount of the Letter of Credit in accordance with the terms hereof. If Tenant delivers to Landlord an amendment to the Letter of Credit in accordance with the terms hereof, Landlord shall, within 10 Business Days after delivery of such amendment, either (1) provide its reasonable objections to such amendment or (2) execute and deliver within 10 Business Days such amendment of the Letter of Credit in accordance with the terms hereof.

         Section 23.03. Within thirty (30) days after the Expiration Date (or the sooner termination of this Lease) and delivery of possession of the Premises to Landlord as required by this Lease, Landlord shall return the Security Deposit to Tenant (or the unapplied portion thereof, to the extent Landlord applied same pursuant to the terms of this Lease).


                                   ARTICLE 24

                       ATTORNEYS' FEES AND LEGAL EXPENSES

         Tenant hereby agrees to pay, as additional rent, all reasonable attorneys' fees and disbursements which Landlord may incur or pay out by reason of, or in connection with any Event of Default (including, but not limited to, matters involving: payment of rent or additional rent; alterations or assignment or subletting), unless Tenant prevails in any action or proceeding in connection therewith.

         In the event either party initiates judicial or other legal proceedings under or with respect to this Lease, against the other, the party prevailing in any such proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and other related expenses incurred in connection therewith, in addition to all other rights, awards and remedies permitted hereunder, at law or in equity. Landlord's and Tenant's obligations under this Section shall survive the expiration of the Term or any other termination of this Lease. This Section is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorney's fees. Such attorney's fees and disbursements shall include services performed by in-house counsel used by Landlord or Tenant, as applicable, the fees for which shall be calculated at an hourly rate of $210.00 per hour, which hourly rate shall increase by five percent (5%) for each twelve-month period after the date of this Lease, and which rate the parties hereby agree is reasonable.


                                   ARTICLE 25

                                     NOTICES

         No notice, and no request, consent, approval, waiver or other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is given in the manner set forth in this Section 25. Each notice given pursuant to this Lease shall be given in writing and shall be (i) delivered in person, (ii) sent by nationally recognized overnight courier service, or (iii) sent by certified mail, return receipt requested, first class postage prepaid, to Landlord or Tenant and/or any party or parties they designate in writing, provided not more than three parties shall be entitled to notice at any one time, as the case may be, at their respective notice addresses as set forth in the Basic Lease Information, or at any such other address or addresses (not to exceed three) that may be given by one party to the other by notice pursuant to this Section 25. Such notices, if given as prescribed in this Section 25, shall be deemed to have been given (a) at the time of receipt or refusal of delivery if made in person, (b) on the next business day if deposited with a nationally recognized overnight courier service in time for next day delivery, or (c) on the third business day following the date of mailing if mailed. During any interruption or threatened interruption of substantial delay in postal services, all notices shall be delivered personally or by nationally recognized overnight courier service.


                                   ARTICLE 26

                              HAZARDOUS SUBSTANCES

         Section 26.01. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or affect, either by itself or in combination with other materials expected to be on the Premises, is defined as a hazardous material or substance pursuant to any applicable federal, state or local law regulation. Except for small quantities of ordinary office supplies and except for other materials which are customary in connection with the Permitted Use and the business conducted by Tenant from the Premises in compliance with the terms of this Lease (provided same are maintained and used in compliance with all applicable laws), Tenant shall not cause or permit any Hazardous Substance to be brought, kept, or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without obtaining Landlord's prior written consent.

         Section 26.02. If Tenant or Landlord knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on or under or about the Premises, the knowledgeable party shall immediately give written notice of such fact to the other. Tenant and Landlord shall also immediately give the other (without demand) a copy of any statement, report, notice, registration, application, permit, license, given to or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of or exposure to any Hazardous Substance or contamination in, on or about the Premises.

         Section 26.03. Landlord and Landlord's employees, agent, contractors and lenders shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Section 26. Landlord shall have the right to employ experts and/or consultants in connection with its examination of the Premises and with respect to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The reasonable costs and expenses of any such inspections shall be paid by the party requesting same, unless a contamination, caused or materially contributed by Tenant, is found to exist or be imminent, or unless the inspection or ordered by governmental authority as the result of any such existing or imminent violation or contamination caused by Tenant or anyone for whom Tenant is responsible. In any such case, Tenant shall upon request reimburse Landlord for the reasonable cost and expense of such inspection.


                                   ARTICLE 27

                                      SIGNS

         No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on or about the exterior portion of the Premises, including without limitation, on the windows or exterior walls of the Building without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed, provided an Event of Default does not then exist), and then in such places, numbers, sizes, color and style as are approved in writing in advance by Landlord and which conform to all applicable laws, regulations, rules and ordinances. If any such sign, advertisement or notice is exhibited without Landlord's prior written approval, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Tenant will maintain its permitted signs (if any), decorations, lettering, advertising matter and such other things as may be approved in good condition and repair, and in compliance with all applicable statutes, regulations and rules, at all times. Landlord may prohibit any advertisement of Tenant in or on the Premises which in Landlord's reasonable opinion tends to impair the reputation of the Building or the Premises, and upon written notice from Landlord, Tenant shall refrain from and discontinue such advertisement.


                                   ARTICLE 28

                       WAIVER OF LIEN ON PERSONAL PROPERTY

Tenant shall have the right from time to time to grant security interests in or otherwise finance Tenant's leasehold improvements, furniture, fixtures, equipment and other personal property. Landlord hereby waives all lien rights, statutory and otherwise, which it may now or hereafter have against all leasehold improvements, furniture, fixtures, equipment and other personal property of Tenant located in, on or about the Premises. Landlord shall from time to time within twenty (20) days of written request by Tenant, execute such Landlord lien waivers, subordinations and other related, customary and reasonable documents as will permit Tenant to grant such security interests and as may be reasonably required by any lender of Tenant, provided such documents are reasonably satisfactory to Landlord. Landlord shall give such lenders for which Landlord executed lien waivers notice of the termination of Tenant's right to possess the Premises and the lender shall have the right, but not the obligation, to (i) remove the secured property from the Premises within 30 days after notice and/or (ii) assume all of Tenant's obligations and liabilities under the Lease, and Landlord shall recognize such lender, as tenant under the Lease, pursuant to an agreement mutually satisfactory to Landlord and lender (and which does not impose greater obligations on the lender than that of Tenant under the Lease, nor change the Lease, except for such minor or non-material modifications as the parties, acting in good faith, may agree upon), provided Lender gives notice thereof to Landlord within 30 days after notice of termination by Landlord. Lender agrees to repair in a first-class manner any physical damage to the Premises and/or Land caused by such removal and, if Landlord is then in possession of the Premises, Landlord shall provide reasonable access to the lender accordingly. Tenant shall have the right to add lender as a party to receive notices under this Lease pursuant to Article 25 above. No Landlord lien shall at any time attach to the equipment or property of Tenant's collocation and other customers, and Landlord hereby waives any and all lien rights, statutory or otherwise, which Landlord may now or hereafter have against such equipment or property.


                                   ARTICLE 29

                       WAIVER OF JURY TRIAL; COUNTERCLAIMS

         LANDLORD AND TENANT EACH HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT AND/OR TENANT'S USE OR OCCUPANCY OF THE PREMISES. TENANT SHALL NOT IMPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS IN A SUMMARY PROCEEDING OR OTHER ACTION BASED ON TERMINATION OR HOLDOVER EXCEPT WITH RESPECT TO CLAIMS WHICH MAY NOT BE BROUGHT BY TENANT IN A SEPARATE ACTION. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY TENANT AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD NOR ANY PERSON ACTING ON BEHALF OF LANDLORD HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY AND ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION AND AS EVIDENCE OF THE SAME HAS EXECUTED THIS LEASE.


                                   ARTICLE 30

                                  MISCELLANEOUS

         Section 30.01. Brokers. Except for the Broker(s) listed in the Basic Lease Information, if any, Landlord and Tenant each represent and warrant that it has not entered into any agreement with, nor otherwise had any dealings with, any broker or agent in connection with the negotiation or execution of this Lease which could form the basis of any claim by any such broker or agent for a brokerage fee or commission, finder's fee, or any other compensation of any kind or nature in connection herewith, and Landlord and Tenant each agree to indemnify and hold the other harmless from any costs (including, but not limited to, court costs, investigation costs, and attorneys' fees), expenses, or liability for commissions or other compensation claimed by any broker or agent with respect to this Lease which arise out of any agreement or dealings, or alleged agreement or dealings, between such party and any such agent or broker.

         Section 30.02. Severability. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstances shall be invalid and unenforceable, the remainder this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected.

         Section 30.03. No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate. In the event of a voluntary or other surrender of this Lease, or a mutual cancellation hereof, Landlord may, at its option, terminate all subleases, or treat such surrender or cancellation as an assignment of such subleases.

         Section 30.04. Limitation of Liability. Any and all covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises, but are made and intended for the purpose of binding only the Landlord's interest from time to time in the Premises. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Landlord or its agents, beneficiaries, partners, or their partners, members, managers, officers, employees, directors or shareholders on account of this Lease or on account of any covenant, undertaking, or agreement of Landlord in this Lease contained, all such liability being specifically waived by Tenant. Wherever in this Lease Landlord's consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, conditioned or delayed, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld, conditioned or delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord or Tenant be liable to the other, and each party hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease, even if due to the gross negligence or willful misconduct of such party or of its agents or employees.

         Section 30.05. Article Headings. The article headings contained in this Lease are for convenience only and shall not enlarge or limit the scope or meaning of the various and several articles hereof. Words of any gender used in this Lease shall include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         Section 30.06. Joint and Several Obligations. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several, and all agreements and covenants herein contained shall be binding upon the respective heirs, personal representatives, successors, and, to the extent permitted under this Lease, assigns of the parties hereto.

         Section 30.07. No Representations. Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises except as herein expressly set forth and all reliance with respect to any representations or promises is based solely on those contained herein. No rights, easements, or licenses are acquired by Tenant under this Lease by implication or otherwise except as expressly set forth in this Lease.

         Section 30.08. Entire Agreement. This Lease sets forth the entire agreement between the parties and cancels all prior negotiations, arrangements, brochures, agreements, and understandings, if any, between Landlord and Tenant regarding the subject matter of this Lease. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

         Section 30.09. Authority. The persons executing this Lease on behalf of Landlord and Tenant represent and warrant respectively that Landlord and Tenant have complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the state in which the Premises are located, that such entity has the full right and authority to enter into this Lease, and that all persons signing on behalf of the Landlord and Tenant were authorized to do so by any and all necessary or appropriate corporate actions. Landlord represents that it is the fee owner of the Land and will be the fee owner of the Building upon completion of Landlord's Work.

         Section 30.10. Lender Protection. If, in connection with obtaining debt or equity financing for the Premises (including a sale leaseback) any lender, investor or ground lessor shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect either the leasehold interest hereby created or Tenant's use and enjoyment of the Premises.

         Section 30.11. Governing Law. This Lease shall be governed by and construed under the laws of the state in which the Premises are located. Any action brought to enforce or interpret this Lease shall be brought in the court of appropriate jurisdiction in the state in which the Premises are located. Should any provision of this Lease require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that legal counsel was consulted by each party hereto before the execution of this Lease.

         Section 30.12.  Intentionally Omitted.
         -------------   ----------------------

         Section 30.13. Landlord Access. Landlord and its agents, employees, invitees and contractors may enter the Building and Premises at all reasonable hours to exhibit the same to prospective purchasers or mortgagees or within the last 12 months of the Lease term prospective tenants, to periodically at reasonable intervals inspect the Building and Premises to see that Tenant is complying with all its obligations hereunder, to make repairs to the Building or Premises or for any other purpose expressly contemplated under this Lease. Landlord shall (except in the event of any emergency, or if Landlord's presence is requested by Tenant) give Tenant at least 24 hour prior notice of such access and, during access, agrees to use reasonable efforts (without the obligation to incur overtime labor) to minimize any interference with Tenant's business operations.

         Section 30.14. Exhibits. The exhibits referred to in the Basic Lease Information are by this reference incorporated fully herein. The term "this Lease" shall be considered to include all such exhibits.

         Section 30.15. Rules and Regulations. Tenant shall, and shall cause its employees, contractors and agents to, comply with and observe all reasonable rules and regulations concerning the use, management, operation, safety and good order of the Premises which may from time to time be promulgated by Landlord, provided that such rules and regulations are not inconsistent with the provisions of this Lease and do not (i) interfere (beyond a de minimis extent) with Tenant's use of the Premises or (ii) increase monetary obligations of Tenant hereunder; and Tenant is provided with notice thereof. Initial Rules and Regulations, which shall be effective until amended by Landlord, are attached hereto as Exhibit B. Tenant shall be deemed to have received notice of any amendment to the Rules and Regulations when a copy of such amendment has been delivered to Tenant at the Premises or has been delivered to Tenant in the manner prescribed in Article 25 herein.

         Section 30.16. Survival. All of Tenant's duties and obligations provided for herein, including any and all indemnifications of Landlord and the Premises, to the extent that the same shall not be fulfilled during the Term hereof, and Landlord's rights and remedies in respect of such unfulfilled duties and obligations, shall survive and remain in full force and effect notwithstanding the expiration or sooner termination of the Term of this Lease.

         Section 30.17. Financial Statements. Tenant, upon written request by Landlord in connection with a (i) proposed sale of Landlord's interest in the Land or Building or (ii) financing thereof, or (iii) Tenant default under the Lease will provide Landlord with a copy of its current audited financial statements, and related footnotes, prepared in accordance with generally accepted accounting principles (except with respect to an assignee which is a wholly-owned subsidiary of the Tenant and which assignee does not have separate audited financial statements). Such financial statements must be either certified by a certified public accountant or sworn to as to their accuracy by Tenant's most senior official or its chief financial officer. The financial statements provided must be the most recent financial statements in Tenant's possession, but as of a date not more than sixteen (16) months prior to the date of request.

         Section 30.18. Unavoidable Delay. In the event Landlord or Tenant is in any way delayed, interrupted or prevented from performing any of its obligations under this Lease (except with respect to monetary obligations), and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, strike, labor dispute, inability to procure materials, or any other cause beyond such party's reasonable control (whether similar or dissimilar), then the time for performance of the affected obligation(s) shall be excused for the period of the delay and extended for a period equivalent to the period of such delay, interruption or prevention.

         Section 30.19. Recording of Lease. This Lease shall not be recorded, however, either party may, at its expense, upon prior written request, record a memorandum or short form of Lease in the land or other records of the County in which the Premises is located and the non-requesting party shall cooperate with the requesting party in connection therewith (unless Landlord's lender does not permit same or recordation may adversely affect Landlord (as reasonably determined by Landlord), then no such memorandum or short form of Lease shall be recorded). The requesting party shall bear all taxes and fees in connection with any permitted recordation.

         Section 30.20. Roof and Other Installation Rights. (a) During the Lease Term, provided an Event of Default does not then exist, Tenant is hereby granted, subject to compliance with the terms of this Lease, including, without limitation Articles 9, 10 and 12 hereof and the provisions of this Section 30.20 and such other reasonable requirements (the "Installation Requirements") as shall be imposed by Landlord, (i) to protect the physical integrity of the Building and Land and the equipment and installations thereon, (ii) to protect the health or safety of occupants or visitors, or (iii) to comply with applicable laws, the right to install, secure, maintain, replace and operate on the roof of the Building and/or on the Land immediately adjacent to the Building (to the extent space is available and legally permissible for such use) (the "Installation Site") generators, Antennae and other equipment installed in conformity with the terms of this Lease in connection with the Permitted Use, whether or not owned by Tenant, but for the benefit of Tenant's business in the Premises (collectively the "Installation Site Equipment"). The specifications and location of the Installation Site Equipment shall be subject to Landlord's reasonable approval, provided Landlord shall only take into consideration in deciding whether to approve same, the Installation Requirements.

                  (b) Tenant shall diligently service, repair, paint and maintain the Installation Site Equipment, as applicable, including, without limitation, all electrical wires, guide wires and conduits related thereto.

                  (c) In the performance of any installation, alteration, repair, maintenance, removal and/or any other work with respect to the Installation Site or the Installation Site Equipment, Tenant shall comply with all of the applicable provisions of this Lease, and the provisions of this Article shall be applicable to the Installation Site as if the Installation Site was part of the demised premises.

                  (d) Any and all taxes, filing fees, charges or license fees imposed upon Landlord by virtue of the existence and/or use of the Installation Site Equipment (including those shown to be specifically related to any increase in the assessed valuation of the Building and/or Land attributable to the Installation Site Equipment), whether imposed by any local, state and/or federal government or any agency thereof, shall be exclusively borne by Tenant. Landlord agrees to cooperate reasonably with Tenant in any necessary applications for any necessary license or permits provided Landlord incurs no expense or liability in so doing.

                  (e) On or before the termination of this Lease, Tenant shall at Landlord's request, remove the Installation Site Equipment and any and all appurtenant cables, wires, and other equipment and repair and restore the Roof and any other damage caused to the Building and/or Land. Such repair and restoration work shall proceed with due diligence and dispatch and shall be completed on or before to the Expiration Date. Any holes, damage or injury in or to the Installation Site and/or Building and/or Land arising out of or connected to the removal of the Installation Site Equipment and any or all appurtenant cables, wires, and other equipment shall be promptly and duly repaired and restored by Tenant at Tenant's sole cost and expense.

                  (f) Throughout the duration of this Lease, Tenant shall inspect the Installation Site Equipment at least once a month. Tenant shall be solely responsible for preserving the water tight integrity of the Roof as may be caused by, or relates to, the installation, maintenance, operation and repair of the Installation Site Equipment. Tenant shall be responsible for all leaks in the Roof arising out of or connected to its installation. Tenant's Installation Site Equipment shall not exceed the applicable load-bearing capacity of the Installation Site, and shall not adversely affect Landlord's roof warranties.

                  (g) Except as otherwise expressly provided herein (including as provided in Exhibit D), Tenant agrees that Landlord has made no warranties or representations as to the condition or suitability of the Installation Site, the Building and/or Land (or the electricity available to the Installation Site) for the installation, use, maintenance or operation of the Installation Site Equipment, and Tenant agrees to accept same in its "as is" condition and without any work or alterations to be made by Landlord.


         Section 30.21. Tenant Representative. Tenant hereby designates the President (currently Charles Auster) ("Tenant's Representative") (telephone no. 201-840-4981) with whom Landlord may speak or direct correspondence relating to the Premises, this Lease or Tenant's business operations conducted from the Premises. Tenant shall ensure that Tenant's Representative shall be available to speak with Landlord on reasonable prior notice, either by telephone or in person, to speak or meet with Landlord regarding the Premises, this Lease or Tenant's business operations conducted from the Premises. If such Tenant Representative ceases to be an officer of Tenant, Tenant shall appoint a successor Tenant Representative acceptable to Landlord, and Tenant shall provide Landlord with the information for such successor Tenant Representative as described above in this Section 30.21.


                                   ARTICLE 31

                                     OMITTED


                                   ARTICLE 32

                          BACKUP ELECTRICAL GENERATORS

         Provided Tenant and the generators (and all improvements and equipment associated therewith) comply with all applicable laws, and subject to Landlord's prior approval of all plans and specifications and other improvements and equipment associated therewith, as stated in Article 10 above Landlord shall permit Tenant to install, at Tenant's sole cost and expense, backup electrical generators on the roof of the Building (and if permitted by applicable laws, the Land) (in which event same shall constitute Roof Equipment). Tenant recognizes that Landlord shall seek to minimize the potential interference that the operation of the generators may cause occupants of adjacent buildings, and, if required by law, such testing to be performed during hours other than 8:00 a.m.-6:00 p.m. Monday through Friday, except federal holidays. Tenant shall maintain the generators (including any generators installed by Landlord) and all improvements and equipment associated therewith in good condition and repair, and in compliance with all applicable statutes, regulations and rules, at all times.


                                   ARTICLE 33

                                    NET LEASE

         Tenant acknowledges and agrees that it is intended that this is a net lease of the Building that is completely carefree to Landlord, except as expressly set out in this Lease; that Landlord is not responsible during the Term for any costs, charges, expenses, and outlays of any nature whatsoever arising from or relating to the Premises, or the use and occupancy thereof, or the contents thereof, or the business carried on therein, except as expressly set out in this Lease; and Tenant shall pay all charges, expenses, costs, and outlays of every nature and kind relating to the Premises except as expressly set out in this Lease. Landlord is not and shall not be required to render any services of any kind to Tenant, except as otherwise specifically set forth in this Lease.

         EXECUTED under seal as of the date first written above.


                     LANDLORD

WITNESS/ATTEST       BECO-TERMINAL LLC, a Virginia limited liability company

                     By: Data Centers Now LLC, a Delaware limited liability company

                     By:                        (SEAL)
                              --------------------------------------------
                     Print Name:       Christopher Epstein Hereford
                     Title:            President

                     TENANT

WITNESS/ATTEST       INFOCROSSING, INC.

                     By:                        (SEAL)
                              --------------------------------------------------
                     Print Name:
                     Title:

STATE OF                                             )
         --------------------------------------------
                                                     )           TO WIT:
COUNTY OF                                            )
          -------------------------------------------

         I, _________________________________, a Notary Public of the State and
County aforesaid, do certify that ___________________________, the person whose name is signed to the foregoing Deed of Lease on behalf of the LANDLORD thereunder, personally appeared before me, the said person being personally well-known to me as (or satisfactorily proven to me to be) the person named herein, and acknowledged the same before me in my County aforesaid as his/her act and deed on behalf of and with the authority of the LANDLORD thereunder, and delivered the same as such.

         Given under my hand and official seal this ______ day of ________________, 20_____.


[Notary Seal]
                                                              Notary Public

                                    My Commission Expires:_____________________

STATE OF                                             )
         --------------------------------------------
                                                     )           TO WIT:
COUNTY OF                                            )
          -------------------------------------------

         I, _________________________________, a Notary Public of the State and
County aforesaid, do certify that ___________________________, the person whose name is signed to the foregoing Deed of Lease on behalf of the TENANT thereunder, personally appeared before me, the said person being personally well-known to me as (or satisfactorily proven to me to be) the person named herein, and acknowledged the same before me in my County aforesaid as his/her act and deed on behalf of and with the authority of the TENANT thereunder, and delivered the same as such.

         Given under my hand and official seal this ______ day of ________________, 20_____.


[Notary Seal]
                                                              Notary Public

                                    My Commission Expires:_____________________

VIRGINIA LEASE                                      A-1
                                    EXHIBIT A

                             DESCRIPTION OF THE LAND



                  All the following described parcel or tract of land together with all improvements and appurtenances located thereon, situate, lying and being off Shaw Road and Terminal Drive, County of Loudoun, Virginia, Lot 1, Commonwealth Center, as the same is duly dedicated, platted and recorded in Deed Book 828 at page 653, among the Land Records of Loudoun County, Virginia, containing 4.2229 acres.

                  Less and Except that portion of the property conveyed to the Commonwealth Transportation Commissioner by Certificate of Taking in Deed Book 952 at page 1010 and final order recorded in Deed Book 1027 at Page 1540 and in Deed book 1029, at Page 10, among the aforesaid land records.

VIRGINIA LEASE                                      B-1
                                    EXHIBIT B


                              RULES AND REGULATIONS

                                (BUILDING LEASE)

         a. All waste paper, refuse and garbage shall be kept in containers on or about the Building and/or the Premises in a reasonably neat and orderly fashion and such refuse shall be removed by Tenant at Tenant's sole expense.

         b. Any advertisement or other marketing activity of Tenant (except for address references only) using the name of the Building shall be subject to Landlord's approval.

         c. Absent the specific prior written approval of Landlord, and except as expressly stated in Permitted Uses, no space in the Building or Premises shall be used for manufacturing or for the sale of merchandise, goods, or property of any kind.

         d. No portion of the Premises may be used for lodging or sleeping or for any immoral or illegal purpose.

         e. Tenant shall not exceed the capacity of the electrical facilities then serving the Premises.

         f. If Tenant shall fail to correct or cure a violation of a rule or regulation in this Exhibit E after the notice period referred to in the Lease with respect to a similar type of default, same shall constitute an Event of Default under the Lease.

VIRGINIA LEASE                                      C-1
                                    EXHIBIT C

                       DECLARATION BY LANDLORD AND TENANT
                          AS TO LEASE COMMENCEMENT DATE


         THIS DECLARATION is hereby attached to and made a part of the Lease dated the day of , 20____, entered into by and between BECO-TERMINAL I LLC, as Landlord, and INFOCROSSING, INC., as Tenant. All terms used in this Declaration have the same meaning as they have in the Lease.

         1. Landlord and Tenant do hereby declare that possession of the Premises was accepted by Tenant on the ____ day of ______________, 20___;

         2. As of the date hereof, the Lease is in full force and effect, and Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord on or prior to said date; and

         3. The Lease Commencement Date is hereby established to be _________, 20__, and subject to Tenant's right to extend the Term of the Lease pursuant to Section ___ of the Lease, the Expiration Date is ____________________, 20___.


                   LANDLORD

WITNESS/ATTEST     BECO-TERMINAL LLC

                   By:      Data Centers Now LLC

                   By:      [Example Only-Do Not Sign]            (SEAL)
                            --------------------------------------------
                   Print Name:       Christopher Epstein Hereford
                                  -----------------------------------
                   Title:            President
                                  ---------------------


                   TENANT

WITNESS/ATTEST     INFOCROSSING, INC.


                   By:      [Example Only-Do Not Sign]              (SEAL)
                            ----------------------------------------------
                   Print Name:
                   Title:

VIRGINIA LEASE                                      D-3
                                    EXHIBIT D

                         DESCRIPTION OF LANDLORD'S WORK


                               Cyber Fortress TM I
                              45580 Terminal Drive
                        Dulles, Loudoun County, Virginia



ARCHITECTURAL & STRUCTURAL

Fortress Construction
o Single-story, steel and reinforced concrete tilt-up facility containing 54,400 rentable square feet

Exterior walls
o 7.25" thick, reinforced 4000psi concrete tilt-up panels designed to resist 150 mph wind resistance

Exterior Glass
o Building facade has no window penetrations. Exterior spandrel glass to be placed over concrete panels at entrance

Ceiling Height
o        18' clear throughout (slab to bottom of joist)

Column Spacing
o        30'x 40' (nominal)

Floor Load
o        350 lbs per square foot live load

Roof Design
o        Deck:             Lightweight reinforced concrete
o        Roof System:      Built-up roof system (Factory Mutual specifications)
         rated to 150 mph wind resistance with twenty year manufacturer's warranty, over 2" polyisocyanurate and1/2" recovery board
o        Drainage:          Roof water to be conveyed via external scuppers and
         downspouts.  The structure is entirely free of internal roof drains

ELECTRICAL

Primary & Alternative Electrical Services/Density
o Electrical service delivered via Virginia Power, Circuit 705, Sterling Park substation, Sterling, Virginia
o        Initial installation of 6,500 amps/480v/ 3 Phase of electrical service
o Design provisions and conduits in place for future installation of redundant alternate power feed sourced from Virginia Power (Tenant responsible at Tenant's sole expense for installation of redundant power feed)
o Initial installation of two (2) 3000 amp distribution switchboards complete with "rack in" breakers. Landlord shall, outside of Landlord's Work, install two additional 3000 amp distribution switch boards complete with "rack in" breakers upon Tenant's request and designation of location.

Generator Provisions
o Above roof, column supported steel generator dunnage capable of four (4) 2,000 kW generators o Initial installation of one (1) 2,000 kW Caterpillar generator set with enclosure on paralleling switchgear capable of providing modular expandability to three (3) additional 2000 kW generators (Installation of such three additional generators shall be the responsibility of Tenant at Tenant's sole expense)
o Initial installation of (1) 20,000 gallon underground fuel storage tank; fuel line; designated fuel pump room; duplex fuel pump; day tank and connections to the pre-installed generator

Lightning Protection
o Installation of redundant Active and Passive lightning protection systems

Grounding System
o        Provisions for Equi potential signal ground grid (Exterior ground ring;
         connection to steel, water service, entrance gear and provisions for Tenant's connections)

COMMUNICATIONS

Fiber Optics
o Two (2) diverse Points of Entry with initial installation of twelve (12) 4" conduits at each POE o "Room Ready" Demarcation Area for telecommunications pre-installation o Design provisions for triple overhead racks (Hanging weight up to 100lbs/LF)

Satellites
o        Designated roof-top satellite bay

MECHANICAL

Air Conditioning
o        Landlord shall outside Landlord's Work, at Landlord's cost, install one
         (1) Liebert CRAC and Direct Expansion Cooling Unit in Demarcation Room outside (Location of Demarcation Room to be determined by Tenant and installed by Landlord following completion of Landlord's Work)
o Design provisions for independent Direct Expansion Cooling Units and CRAC units (Tenant shall be responsible for installing air conditioning equipment at Tenant's sole expense)

FIRE PROTECTION

Fire Detection
o Design provisions for high sensitivity smoke detection (Tenant shall be responsible for installing all fire protection devices, at Tenant's sole expense)

RESTROOMS
o        Rough-in of two ADA compliant restroom facilities

SECURITY
o Outside Landlord's Work, Landlord shall, at Landlord's cost, install perimeter fencing, ballards and controlled access parking and loading areas as reasonably directed by Tenant, provided the cost incurred by Landlord in connection therewith does not exceed $200,000.
o        Exterior door is ballistic grade glass

PARKING
o 153 striped spaces as set forth on the site plan depicting the Land and improvements to be constructed thereon as presently contemplated, which site plan is attached hereto as Exhibit D-1

VIRGINIA LEASE                                     D-1-1

                                   EXHIBIT D-1

                                    SITE PLAN


                                    ATTACHED

VIRGINIA LEASE                                      E-1
                                    EXHIBIT E

                                ALTA ENDORSEMENT


                                    ATTACHED

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:  ____________________


VIRGINIA LEASE                                      F-2
                                    EXHIBIT F

                                LETTER OF CREDIT

                                         STANDBY LETTER OF CREDIT NO.
                                         DATE OF ISSUE:  ________________

ISSUING BANK:                            APPLICANT:

                                         BENEFICIARY:




                                         AMOUNT/CURRENCY:

                                         DATE AND PLACE OF EXPIRY:

GENTLEMEN:

We hereby issue this Irrevocable Letter of Credit No. ________ in your favor, for the account of Infocrossing, Inc. in the aggregate amount of USD _________ available by your draft(s) drawn on us at sight, accompanied by the following:

1. Beneficiary's written dated certification on their letterhead signed by an authorized signatory, being an officer or member of beneficiary or its member, reading as follows:

         "We hereby certify that we are entitled under the terms and conditions of the Lease Agreement dated ____________ between Infocrossing, Inc. and _______________ to, and hereby draw upon this Letter of Credit in the amount of USD ___________."

2.       The original of this Letter of Credit and amendment(s), if any.

It is a condition of this Letter of Credit that it shall be automatically extended without amendment for period(s) of one year each from the current or any future expiration date unless at least sixty (60) days prior to the then current expiration date we shall notify the Beneficiary in writing, via registered mail, at the above listed address of our intention not to renew this Letter of Credit for such additional period. Any such notice shall be effective when sent by us and upon such notice to you, you may draw at any time prior to the then current expiration date, up to the full amount then available hereunder against your draft(s) drawn on us at sight accompanied by the original of this Letter of Credit and all amendments thereto, together with the certification above described.

This Letter of Credit is transferable to Beneficiary's successor owner of the Premises in full and not in part. Any transfer made hereunder must conform strictly to the terms hereof and to the conditions of the Uniform Customs and Practices for Documentary Credits (1993) fixed by the International Chamber of Commerce, Publication No. 500. Should you wish to effect a transfer under this Credit, such transfer will be subject to the return to us of the original credit instrument, accompanied by our form of transfer, properly completed and signed by an authorized signatory of your firm, bearing your banker's stamp and signature authentication, subject to payment of our customary transfer charges of 1/4 of 1% minimum of $200.00, provided that, in the case of the initial transfer of the Letter of Credit by BECO-TERMINAL, LLC, such payment shall be for the account of Applicant.

Partial drawings are permitted.
Draft must state "Drawn under Fleet Bank NA Standby L/C No. _____ dated
_______."

Draft(s) and documents may be presented at our offices at One Fleet Way, Scranton, PA 18507, Attn: Trade Services Dept. - Standby Unit.

We hereby agree with you that your draft drawn under and in compliance with the terms of this Letter of Credit shall be duly honored upon due presentation to us, together with the certification above described.

We agree that the drawings under this Letter of Credit will be paid from our own funds and that the obligation of Fleet Bank NA under this Letter of Credit is the sole obligation of Fleet Bank NA and shall not be contingent upon reimbursement with respect thereto.

This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credit (1993), the International Chamber of Commerce, Publication No. 500.


                       ---------------------------------------------------------
                                                            Authorized Signature

                                       THIS DOCUMENT CONSISTS OF 2 PAGE(S).